UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Sphere 3D Corp.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sphere 3D Corp.
243 Tresser Boulevard, 17th Floor
Stamford, CT 06901

April [●], 2025

To the Shareholders of Sphere 3D Corp.:
You are cordially invited to attend the special and annual meeting of shareholders of Sphere 3D Corp. to be held by virtual electronic means only, on Thursday, May 29, 2025 at 11:30 a.m. Eastern Time. Details regarding the business to be conducted at the meeting are described in the Notice of the Meeting and Proxy Statement.
Shareholders will receive a notice describing how to access the proxy materials over the Internet and how to request a paper copy of the proxy materials.
The Notice of Special and Annual Meeting and Proxy Statement include the agenda for the meeting, explain the matters that we will discuss at the meeting and provide general information.
Your vote is very important. If you are a registered shareholder (that is, if your shares are registered in your own name), then you may vote electronically via the Internet by following the instructions included in the Notice of Internet Availability of Proxy Materials. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program that allows you to vote by telephone or via the Internet. If so, the voting instruction form that your nominee sends you will provide voting instructions.
Thank you for your ongoing support of Sphere 3D Corp.

Sincerely,

KURT L. KALBFLEISCH
Acting Chief Executive Officer and CFO

SPHERE 3D CORP.
NOTICE OF SPECIAL AND ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 29, 2025
The special and annual meeting of shareholders of Sphere 3D Corp. will be held by virtual electronic means only, on Thursday, May 29, 2025 at 11:30 a.m. Eastern Time (the “Meeting”).
The Meeting will be a virtual meeting via a live webcast on the Internet. You will be able to attend the Meeting, vote and submit questions during the Meeting by (i) visiting https://virtual-meetings.tsxtrust.com/en/1781; (ii) entering the password: sphere3d2025 (case sensitive); and (iii) entering the control number included in the Notice of Internet Availability of Proxy Material or proxy card that you receive.
The purpose of the Meeting is to consider and vote upon the following matters:
1.to elect three directors who will serve until the next annual shareholder meeting;
2.to ratify the selection of MaloneBailey LLP as our independent registered public accounting firm who will serve until the next annual shareholder meeting;
3.to approve the 2025 Performance Incentive Plan (the “Incentive Plan Proposal”);
4.to approve an amendment to the Articles of the Company to potentially consolidate (the “Consolidation”) the Company’s common shares, no par value, on a one (1) new common share for up to ten (10) old common shares basis to become effective at an exact ratio and a date to be determined by the board of directors of the Company (the “Consolidation Proposal”);
5.to receive the audited financial statements of the Company for the year ended December 31, 2024, including the auditor’s report thereon; and
6.to transact such other business as may properly come before the Meeting or any adjournment thereof.
The aforementioned proposals numbered 1 through 3 will each be determined by a majority of votes cast on the applicable proposal at the Meeting. Proposal 4 will be determined by at least 66⅔% of the votes cast at the Meeting.
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of outstanding common shares having voting rights at the Meeting.
Particulars of the foregoing matters are set forth in the proxy statement and management information circular (the “Proxy Statement”) under the section identified as such. The proxy materials are available over the Internet. Shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 17, 2025, to comply with the 40-calendar day requirement pursuant to Rule 14a-16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Notice contains instructions on how to access the proxy materials, including the Proxy Statement, in connection with the Meeting and how to submit your proxy or vote authorization form. The Notice also provides information on how to request paper copies of the proxy materials. If you have previously requested a paper copy of the proxy materials, you will receive a paper copy of the proxy materials by mail. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise. If you receive more than one Notice, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote the shares you own, you must vote pursuant to the instructions on each Notice.
In addition to the above proposals, the Company’s management, on behalf of the board of directors (the “Board”), will submit to the shareholders at the Meeting the Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2024 including the Auditor’s Report thereon. No vote by the shareholders is required or proposed to be taken. The Consolidated Financial Statements, including the Auditor’s Report thereon, are available over the Internet with the proxy materials or have been mailed to shareholders with this Proxy Statement if requested.

The Board has fixed the close of business on April 7, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.
Please review the Proxy Statement carefully and in full prior to voting in relation to the matters set out above as the Proxy Statement has been prepared to help you make an informed decision on such matters.
To be used at the Meeting, your proxy must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his discretion, without notice. Proxies may also be deposited with the Chair of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy or voting instruction form because such shareholder owns shares registered in different names or addresses, each proxy or voting instruction form should be completed and returned.
Whether or not you plan to participate, to ensure that your shares are represented and voted at the meeting, either vote your shares: (i) electronically over the Internet or (ii) by completing and returning your proxy card mailed to you together with this Proxy Statement (if requested and received by mail). Voting instructions can be found on your proxy card, vote authorization form or the Notice of Internet Availability of Proxy Materials. Please vote as promptly as possible in order to ensure your representation at the Meeting. Submitting your instructions by any of these methods will not affect your right to attend the Meeting.
DATED as of the [●] day of April 2025

BY ORDER OF THE BOARD

Duncan McEwan
Chair of the Board of Directors

Sphere 3D Corp.
243 Tresser Boulevard, 17th Floor
Stamford, CT 06901
PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR
April [●], 2025
General Information
The board of directors (the “Board”) of Sphere 3D Corp. (the “Company,” “we,” “us,” or “our”) is providing these proxy materials to you in connection with the solicitation by and on behalf of the management of the Company of proxies for use at its special and annual meeting of shareholders (the “Meeting”). The Meeting will be held by virtual electronic means only, on Thursday, May 29, 2025 at 11:30 a.m. Eastern Time or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the Notice of Special and Annual Meeting of Shareholders (the “Notice of Meeting”). This proxy statement and management information circular (the “Proxy Statement”) summarizes the information that you will need to know to vote in an informed manner.
The Meeting will be a virtual meeting via a live webcast on the Internet. You will be able to attend the Meeting, vote and submit questions during the Meeting by (i) visiting https://virtual-meetings.tsxtrust.com/en/1781; (ii) entering the password: sphere3d2025 (case sensitive); and (iii) entering the control number included in the Notice of Internet Availability of Proxy Materials or proxy card that you receive. Detailed instructions for attending and voting at the Meeting can be found below under “Voting at the Meeting.” For purposes of attendance at the Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Meeting.
Internet Availability of Proxy Materials
The proxy materials are available over the Internet. Shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 17, 2025, to comply with the 40-calendar day requirement pursuant to Rule 14a-16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Notice contains instructions on how to access the proxy materials, including the Proxy Statement, in connection with the Meeting and how to submit your proxy or vote authorization form. The Notice also provides information on how to request paper copies of the proxy materials. If you have previously requested a paper copy of the proxy materials, you will receive a paper copy of the proxy materials by mail. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise. If you receive more than one Notice, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote the shares you own, you must vote pursuant to the instructions on each Notice.
At the Meeting, the shareholders will be asked to consider and vote on proposals 1 through 4 below:
1.to elect three directors who will serve until the next annual shareholder meeting;
2.to ratify the selection of MaloneBailey LLP as our independent registered public accounting firm who will serve until the next annual shareholder meeting;
3.to approve the 2025 Performance Incentive Plan (the “Incentive Plan Proposal”);
4.to approve an amendment to the Articles of the Company to potentially consolidate (the “Consolidation”) the Company’s common shares, no par value, on a one (1) new common share for up to ten (10) old common shares basis to become effective at an exact ratio and a date to be determined by the board of directors of the Company (the “Consolidation Proposal”);
5.to receive the audited financial statements of the Company for the year ended December 31, 2024, including the auditor’s report thereon; and
6.to transact such other business as may properly come before the Meeting or any adjournment thereof.
The Board recommends you vote “FOR” proposals 1 through 4.

The Company does not expect a vote to be taken on any other matters at the Meeting or any adjournment or postponement thereof. If any other matters are properly presented at the Meeting or any adjournment or postponement thereof for consideration, however, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.
In addition to the above proposals, the Company’s management, on behalf of the Board, will submit to the shareholders at the Meeting the Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2024 including the Auditor’s Report thereon. No vote by the shareholders is required or proposed to be taken. The Consolidated Financial Statements, including the Auditor’s Report thereon, are available over the Internet with the proxy materials or have been mailed to shareholders with this Proxy Statement if requested.
Solicitation of Proxies
Solicitations may be made by mail and supplemented by telephone, Internet, or other personal contact by the officers, employees or agents of the Company without special compensation. Pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation materials to the beneficial owners of the common shares of the Company. The cost of any such solicitation will be borne by the Company.
Voting Rights, Outstanding Shares, Record Date
Each common share that you own entitles you to one vote on all the matters to be voted upon at the Meeting. If you submit a properly executed form of proxy (or voting instruction form) without indicating how you wish to vote, your proxy will be counted as a vote in favor of each of the proposals. Only shareholders that owned common shares at the close of business on April 7, 2025, (the “Record Date”), are entitled to vote at the Meeting. On the Record Date, [●] common shares were issued and outstanding.
Quorum and Required Vote
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of outstanding common shares having voting rights at the Meeting. Failure of a quorum will necessitate an adjournment or postponement of the Meeting and will subject the Company to additional expense. Once a common share is represented at the Meeting, whether in person or by proxy, it will be counted for the purpose of determining a quorum at the Meeting and any adjournment of the Meeting. However, if a new record date is set for the adjourned Meeting, then a new quorum will have to be established.
The proposals to (i) elect the nominated directors, (ii) appoint the auditors, and (iii) approve the incentive plan require the affirmative vote of a majority of the votes cast on the applicable proposal by shareholders represented in person or by proxy at the Meeting. The Consolidation Proposal requires the approval by at least 66⅔% of the votes cast by shareholders represented in person or by proxy at the Meeting.
Appointment of Proxies
The persons named in the form of proxy are directors and/or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) to attend and represent such shareholder at the Meeting other than those persons named in the form of proxy. Such right may be exercised by striking out the printed names and inserting such other person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy.
If you are a shareholder of record, you may vote in one of three ways:
•by following the Internet voting instructions included in the Notice and the proxy card;
•by marking, dating and signing your printed proxy card in accordance with the instructions on it and returning it by facsimile at 1-416-595-9593 or by mail in the pre-addressed reply envelope provided with the proxy materials; or
•by voting by ballot at the Meeting.

If you are a shareholder of record, then you may go to www.voteproxyonline.com to vote your shares via the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. To vote your shares personally, a shareholder of record must submit the form of proxy, appointing themselves as proxyholder by the proxy deadline. However, even if a registered shareholder plans to attend the Meeting, it is recommended to vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.
To be used at the Meeting, your vote must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chair of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy form because such shareholder owns shares registered in different names or addresses, each proxy form should be completed and returned.
Revocability of Proxies
As a shareholder, once you have submitted your proxy by mail or via the Internet, you may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. You may revoke your proxy in any one of three ways:
•you may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); or
•you may notify the Company’s Secretary in writing that you wish to revoke your proxy before it is voted at the Meeting of any adjournment or postponement thereof; or
•you may vote in person at the Meeting or any adjournment or postponement thereof.
Voting of Proxies
A representative from the Company's transfer agent, TSX Trust Company, will tabulate the votes. All common shares represented at the Meeting or any adjournment or postponement of the Meeting by properly executed proxies will be voted and where a choice, including the choice to withhold from voting, with respect to any matter to be acted upon has been specified in the form of proxy, the common shares represented by the proxy will be voted in accordance with such specifications on any ballot that may be called for. If no instruction is given, then the proxy will be voted “FOR” each of the directors in Proposal 1, voted “FOR” the ratification of MaloneBailey LLP as the Company’s independent registered public accounting firm in Proposal 2, voted “FOR” the Incentive Plan Proposal, and voted “FOR” the Consolidation Proposal.
The form of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting. At the date of this Proxy Statement, the Company is not aware of any amendments thereto, or variations thereof, or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.

Advice to Non-Registered Shareholders on Voting Their Shares
The information set forth in this section is of significant importance to shareholders of the Company, as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Proxy Statement as “Non-Registered Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, bank, trust company or other intermediary (an “Intermediary”) then, in almost all cases, those common shares will not be registered in such shareholder’s name on the records of the Company. Such common shares will generally be registered under the name of the nominee of a clearing agency in which such Intermediary participates or, more rarely, in the name of the Intermediary. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the nominee of CDS Clearing and Depository Services Inc.) and in the United States registered under the name of CEDE & Co. (the nominee of The Depository Trust Company). Common shares of Non-Registered Shareholders can only be voted (for or against resolutions) or withheld from voting upon the instructions of the Non-Registered Shareholder. If you hold your shares through a New York Stock Exchange member brokerage firm, such member brokerage firm has the discretion to vote shares held on your behalf with respect to the proposal to appoint MaloneBailey LLP as the Company’s auditor (the “Auditor Proposal”), but not the other proposals, as more fully described under “Broker Non-Votes.” Therefore, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them and ensure that instructions respecting the Meeting and the voting of their common shares are communicated to the appropriate person.
Applicable securities legislation requires Intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Non-Registered Shareholders in order to ensure that their common shares are voted at the Meeting.
Although a Non-Registered Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares not registered in its name, a Non-Registered Shareholder may attend at the Meeting as proxyholder for the registered holder of its common shares and vote such common shares in that capacity. Non-Registered Shareholders who wish to attend the Meeting and vote their common shares as proxyholder for the registered holder of their common shares should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them. However, even if a Non-Registered Shareholder plans to attend the Meeting, it is recommended to vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.
Proxy-related materials in connection with the Meeting are being sent and made available to both registered and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the issuer or its agent has sent proxy-related materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from your Intermediary. By choosing to send these materials to you directly, the issuer (and not the Intermediary) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Broker Non-Votes
A broker “non-vote” occurs when an Intermediary for a Non-Registered Shareholder does not vote on a particular proposal because the Intermediary does not have discretionary voting power for that particular item and has not received instructions from the Non-Registered Shareholder. An Intermediary holding the common shares in “street name” for a Non-Registered Shareholder has discretion (but is not required) to vote the Non-Registered Shareholder’s common shares with respect to “routine” matters if the Non-Registered Shareholder does not provide voting instructions. The Intermediary, however, is not permitted to vote the Non-Registered Shareholder’s common shares with respect to “non-routine” matters without voting instructions.

The Company expects that the Auditor Proposal, will be treated as a routine matter, which means that Intermediaries will have discretionary authority to vote Non-Registered Shareholders’ common shares held in street name on this matter. Accordingly, if Non-Registered Shareholders do not instruct their Intermediary on how to vote their shares, the Intermediary may either (a) vote the shares on the Auditor Proposal, or (b) leave the shares unvoted on the Auditor Proposal. If the Auditor Proposal is treated as a routine matter as expected, broker non-votes should not occur with respect to this matter in connection with the Meeting. However, the Company expects that the other proposals will be treated as non-routine matters, which means that Intermediaries will not have discretionary authority to vote Non-Registered Shareholders’ common shares held in street name on these matters. In such case, a broker non-vote will occur, and a Non-Registered Shareholder’s shares will not be voted on these matters.
Voting at the Meeting
Registered Shareholders entitled to vote at the Meeting may attend and vote at the Meeting virtually by following the steps listed below:
•Type in https://virtual-meetings.tsxtrust.com/en/1781 on your browser at least 15 minutes before the Meeting starts.
•Click on “I have a control number”.
•Enter your control number on your Notice or proxy form.
•Enter the password: sphere3d2025 (case sensitive).
•When the ballot is opened, click on the “Voting” icon. To vote, simply select your voting direction from the options shown on the screen and click “Submit”. A confirmation message will appear to show your vote has been received.
Non-Registered Shareholders entitled to vote at the Meeting may attend and vote at the Meeting virtually by following the steps listed below:
•Appoint yourself as proxyholder following instructions from your Intermediary.
•Obtain a control number by contacting TSX Trust Company by emailing tsxtrustproxyvoting@tmx.com the “Request for Control Number” form, which can be found here https://tsxtrust.com/resource/en/75.
•Follow the voting instructions above for Registered Shareholders.
Guests can also attend and listen to the Meeting by following the steps listed below:
•Type in https://virtual-meetings.tsxtrust.com/en/1781 on your browser at least 15 minutes before the Meeting starts.
•Click on “I am a Guest”.
•Guests do not need a control number or password.
If you have any questions or require further information with regard to voting your shares, please contact TSX Trust Company toll-free in North America at 1-866-600-5869 or by email at tsxtis@tmx.com. If you attend the Meeting online, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences, if you wish to do so. It is your responsibility to ensure connectivity for the duration of the Meeting. You should not use Internet Explorer as a browser due to technical incompatibilities and should allow ample time to check into the Meeting online and complete the related procedure.
Adjournments or Postponements
Although it is not currently expected, the Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Meeting of the time, date and place of the adjourned or postponed Meeting.
Voting Shares and Principal Holders Thereof
The Company is authorized to issue an unlimited number of common shares, of which, as of the Record Date, [●] common shares were issued and outstanding and entitled to vote at the Meeting on the basis of one vote for each common share held. The holders of common shares of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held.

To the knowledge of the directors and officers of the Company, as of the Record Date, no persons beneficially own, or exercise control or direction over, directly or indirectly, more than 10% of the Company’s issued and outstanding common shares.
Separate Copy of Annual Report or Proxy Materials
If you share an address with another shareholder, each shareholder may not automatically receive a separate copy of the Notice or the proxy materials. Shareholders who do not receive a separate copy of the documents and who want to receive a separate copy may request to receive a separate copy of the documents by writing to the Company's Chief Financial Officer at Sphere 3D Corp., 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901, or by calling 1-647-952-5049. The Company undertakes to promptly deliver a copy of the proxy materials, upon the receipt of such request. Shareholders who share an address and receive multiple copies of the proxy materials may also request to receive a single copy by following the instructions above.
Particulars of Matters to be Acted Upon
To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to:
(i) the election of directors;
(ii) the appointment of auditors;
(iii) the approval of the Incentive Plan Proposal; and
(iv) the approval of the Consolidation Proposal.
The aforementioned proposals will each be determined by a majority of votes cast on the applicable proposal at the Meeting by proxy or in person.
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of issued shares having voting rights at the Meeting.
Shareholder Proposals for the Next Annual Meeting
To be considered for inclusion in the proxy materials for the next annual meeting of shareholders, your proposal must be submitted in writing by no later than [●], 2025 at 5:00 p.m. (Eastern Time) to the attention of the Corporate Secretary of the Company at 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901. On June 27, 2017, the shareholders of the Company adopted the advance notice by-law No. 2 (“By-Law No. 2”), which establishes the conditions and framework for nominating directors to the Board. By-Law No. 2 sets forth the deadline by which shareholders must submit director nominations to the Company and the information to be provided and other procedures to be followed in respect of such nomination. You are therefore advised to review the Company’s bylaws, which qualify the information set out in this paragraph in its entirety.
In addition to satisfying the provisions in By-Law No. 2 relating to nominations of director candidates, including the deadline for written notices, to comply with the Securities and Exchange Commission’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than our nominees at the next annual meeting of shareholders in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 30, 2026.
Presentation of the Audited Annual Financial Statements
Management, on behalf of the Board, will submit to the shareholders at the Meeting the Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2024 including the Auditor’s Report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken. The Consolidated Financial Statements, including the Auditor’s Report thereon, have been mailed to shareholders who requested them.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
The Articles of the Company provide that it will have a minimum of one and a maximum of 10 directors, and permit the directors to appoint one or more additional directors provided that the total number of directors so appointed does not exceed one-third of the number of directors elected at the previous annual meeting of shareholders (rounded down to the nearest whole number). As an offering company, the Company must appoint a minimum of three directors. The Board is currently set at four members.
On March 4, 2025, the Company’s Chief Executive Officer and board member, Patricia Trompeter, passed away peacefully after a courageous battle with cancer. Due to the passing of Ms. Trompeter, there is a vacancy on the Board.
It is proposed that the persons named below will be nominated at the Meeting. Each director elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed pursuant to the Business Corporations Act (Ontario) (the “OBCA”) and the constating documents of the Company, unless his or her office is earlier vacated. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies in favor of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his or her proxy that his or her shares are to be withheld from voting in the election of directors.
The names of persons proposed to be nominated by management for election as a director; their age, all positions and offices with the Company held by them; their principal occupation for the last five years; the periods during which they have served as a director; and the number of shares beneficially owned or controlled, directly or indirectly, by them or over which control or direction is exercised, as of the Record Date and other information about them is set forth below.

Name	Age	Director Since	Title

Timothy Hanley(1)(2)(3)(4)	68	May 31, 2022	Director
Susan S. Harnett(1)(2)(3)(4)	68	November 11, 2022	Director
Duncan J. McEwan(1)(2)(3)(4)	71	May 10, 2017	Chairman and Director
____________
(1)Independent director.
(2)Member of the Audit Committee.
(3)Member of the Compensation Committee.
(4)Member of the Nominating and Governance Committee.
Timothy Hanley has served as the Acting Keyes Dean for the College of Business at Marquette University since March 2020. From May 2002 to May 2019, Mr. Hanley worked at Deloitte & Touche LLP (“Deloitte”), where he retired as a Senior Partner. During his 17 years at Deloitte, Mr. Hanley led the firm's Global Consumer and Industrial Products practice, which he helped grow to more than $14 billion in annual revenue. While at Deloitte, Mr. Hanley served in multiple leadership roles, including the U.S. Vice Chairman and Process and Industrial Products Leader. Since June 2019, Mr. Hanley has been an advisor to Deloitte helping them build a leadership development program in Asia. Mr. Hanley began his career at Arthur Andersen in 1978 and served as an audit partner for large manufacturers. Mr. Hanley served as a board member of the National Association of Manufacturers and regularly advises privately held companies in the consumer products, retail, and distribution industries. Mr. Hanley is a seasoned global executive with experience consulting with manufacturers regarding digital transformation, organizational strategy development and execution, acquisitions, and market development. Mr. Hanley is a qualified financial expert and has significant experience in the board room and working with audit committees. Mr. Hanley holds a Bachelor of Science degree in Accounting from Marquette University.

Susan S. Harnett has been a senior advisor to digital startups and mentor at New York’s FinTech Innovation Lab since 2015. Ms. Harnett is a founding limited partner in How Women Invest, and a member of the Executive Board of How Women Lead, organizations committed to increasing venture funding to female founders. Ms. Harnett serves as a member of the board of directors of OFG Bancorp. (NYSE: OFG), a financial holding company based in San Juan, Puerto Rico, since June 2019, serving on the Business Risk and Compliance Committee, Chair of the Nomination and Governance Committee, and served on the Audit Committee. Ms. Harnett also served as a member of the board of directors of Life Storage, Inc. (“LSI”) (NYSE: LSI), serving on its Audit and Risk Management and Compensation and Human Capital Committees from February 2021 to July 2023 until LSI merged into Extra Space Storage (NYSE: EXR), an owner and operator of self-storage properties, at which time Ms. Harnett became a member of the board of directors of Extra Space Storage servicing on the Nomination and Governance Committee, and Compensation Committee. In April 2021, Ms. Harnett joined the board of GoalSetter as the Astia Venture Capital Representative. From 2012 to 2015, Ms. Harnett was Chief Operating Officer of North America for QBE Insurance Group Limited (“QBE Insurance”), an international insurer and reinsurer. From 2001 to 2012, Ms. Harnett held several key positions at Citigroup Inc. (“Citi”), a multinational investment bank and financial services company in domestic, international, and global roles. Ms. Harnett also served on the Board of Directors and on the Audit Committee of Wellabe Inc., a mutual insurance company, and First Niagara Financial Group, a $40 billion in assets publicly traded bank, from 2015 until its acquisition by KeyCorp (NYSE:KEY) in 2016. Ms. Harnett has also served on the boards of QBE Insurance, CitiFinancial, and Visa Canada. Ms. Harnett was Chair of Citi’s management board in Germany and of the Global Perspectives Advisory Group of Marquette University’s College of Business. Ms. Harnett is a Certified Corporate Director by National Association of Corporate Directors (NACD) and a Qualified Risk Director from the DCRO Institute. Ms. Harnett holds a Bachelor's degree from Marquette University and an Executive Master of Business Administration degree from Northwestern University's Kellogg Graduate School of Management.
Duncan J. McEwan is a corporate director, and former President of Diligent Inc., a consulting company he founded in 1991 specializing in M&A and strategic advice for technology-based clients. Mr. McEwan was Executive Vice President and Chief Strategy Officer of Call-Net Enterprises Inc., a provider of long-distance telephone services until it merged into Rogers Communication Inc. (2004-2005); President and Chief Operating Officer of Sprint Canada Inc., an integrated, national telecommunications provider (2001-2004); Chief Executive Officer of Northpoint Canada Communications, a provider of high-speed data and Internet (DSL) lines (2000-2001); Vice President of Business Development of Canadian Satellite Communications (“Cancom”) (1996-1998); and President and Chief Executive Officer of Cancom (1998-2000). Mr. McEwan was Chairman of the Board of Geminare Incorporated, a business continuity and cloud-based software systems provider, from 2010 until October 2021 when the company was sold and has previously served on a number of other public and private company boards. Mr. McEwan holds a Bachelor of Science degree in Zoology from the University of Toronto.
There are no family relationships between any executive officer, director or person nominated by us to become a director or executive officer. There are no contracts, arrangements or understandings between any management nominee and any other person (other than the directors and officers of the Company acting solely in such capacity) pursuant to which a nominee is to be elected as a director.
To the knowledge of the Company, no proposed director of the Company:
(a) is, as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
For the purposes hereof, “order” means:
(i)a cease trade order;
(ii)an order similar to a cease trade order; or
(iii)an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

(b) is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;
(c) has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement, or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or
(d) has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable security holder in deciding whether to vote for a proposed director.
Vote Required
The affirmative vote of a majority of votes cast for each director nominee by shareholders represented in person or by proxy at the Meeting is required to approve the election of each of the director nominees.
The Board recommends a vote “FOR” each of the director nominees named above.

CORPORATE GOVERNANCE
General
National Policy 58-201 - Corporate Governance Guidelines and National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) set out a series of guidelines for effective corporate governance. The guidelines address matters such as the composition and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. Each reporting issuer, such as the Company, must disclose on an annual basis and in prescribed form, the corporate governance practices that it has adopted. The following is the Company’s required annual disclosure of its corporate governance practices.
Director Independence
The Board has determined that the following current directors are independent within the meaning of NI 58-101 and NI 52-110 and Nasdaq Marketplace Rule 5605(a)(2): Timothy Hanley, Susan Harnett, and Duncan McEwan. The Board is currently comprised of three independent directors and a majority of independent directors.
Meetings of Independent Directors
The independent directors on the Board and each of the committees meet regularly without management (including non-independent directors) present as part of Board meetings scheduled in the ordinary course. During the last completed fiscal year of the Company, the Board and the committees met as follows:

	Board Meetings Held	Board Meetings Held Without Management	Unanimous Written Consents
Board	16	1	11
Audit Committee	4	1	—
Nominating and Governance Committee	—	—	—
Compensation Committee	2	2	—
Attendance
Each director serving during the last completed fiscal year attended at least 75% of the meetings of the Board and the committees of the Board upon which such director served.
Directorships
The Board has a policy of reviewing directorships and committee appointments held by directors in other public companies, ensuring each director is able to fulfill his or her duties and that conflicts of interest are avoided. Ms. Harnett is the only Board members that currently serves on the board of another public company.
The Board’s Role in Risk Oversight and Mandate of the Board
The mandate of the Board is to supervise the management of the business and affairs of the Company with a view to evaluating, on an ongoing basis, whether the Company’s resources are being managed in a manner consistent with enhancing shareholder value, ethical considerations, and corporation social responsibility. Such mandate includes, without limitation, responsibility for risk oversight. While the full Board is charged with ultimate oversight responsibility for risk management, committees of the Board also have responsibilities with respect to various aspects of risk management oversight.

The Board Mandate adopted on March 27, 2015 sets out the key responsibilities of the Board in fulfilling its role. The full text of the Board Mandate is available on the Company’s website at www.sphere3d.com. The Board’s principal responsibilities relate to the stewardship of management and are summarized below:
(i)review and approve the Company’s strategic planning process and periodic capital and operating plans;
(ii)review the Company’s human resources policies, including the approval of the compensation of executive officers, and implement succession planning, including appointing, counseling, and monitoring the performance of executive officers;
(iii)with assistance from the Nominating and Governance Committee, adopt and enforce good corporate governance practices;
(iv)oversee the management of risks and the implementation of internal controls;
(v)establish policies and procedures for the disclosure of reliable and timely information to shareholders and other stakeholders, and for the proper communication with shareholders, customers, and governments; and
(vi)review policies and procedures to confirm ethical behaviors of the Company and its employees, monitors compliance with applicable laws and legislation, and satisfy itself as to the integrity of the executive officers; and with assistance from the Nominating and Governance Committee, assess the performance of the Board, its committees, and each director.
Position Descriptions
The Board has adopted a written position description for the Chairman, which is set out in the Board Mandate available on the Company’s website at www.sphere3d.com. The Chairman is principally responsible for overseeing the operations and affairs of the Board. The Board has not developed written position descriptions for the Chief Executive Officer or the Chair of each Board committee. The Board committees each have a written charter which orients the conduct of the Chair of each committee. See “Corporate Governance - Board Committees.” Each such charter is available on the Company’s website at www.sphere3d.com. The Chief Executive Officer’s role and responsibilities are set forth in the Chief Executive Officer’s employment agreement, and annual performance metrics and goals are established and approved by the Board and the Compensation Committee.
Orientation and Continuing Education
The Board has not adopted a formal policy on the orientation and continuing education of new and current directors. When a new director is appointed, the Board delegates individual directors the responsibility for providing an orientation and education program for such new director. This may be delivered through informal meetings between the new directors and the Board and senior management, complemented by presentations on the main areas of the Company’s business, and on the role of the Board, of the Board’s committees and of directors. When required, the Board may arrange for topical seminars to be provided to members of the Board or committees of the Board. Such seminars may be provided by one or more members of the Board and management or by external professionals.
Measures to Encourage Ethical Business Conduct
The Board has adopted a Code of Business Conduct and Ethics Policy (the “Code”) to govern the business-related conduct of all employees, officers, directors, agents, and contractors of the Company to maintain the highest standards of ethical conduct in corporate affairs. This Code is intended to comply with applicable securities legislation and stock exchange rules. Specifically, the purpose of this Code is (i) to encourage among the Company’s representatives a culture of honesty, accountability, and mutual respect; (ii) to provide guidance to help the Company’s representatives recognize ethical issues; and (iii) to provide mechanisms to support the resolution of ethical issues.
The Board also monitors compliance by requiring directors and officers to declare any conflicts of interest or any other situation that could represent a potential violation of any applicable rules and regulations. When applicable, the Board will receive reports from management regarding any allegations of unethical conduct. The Company has implemented a Whistleblower Policy that includes an employee complaint “hotline” to allow employees to report any ethical or financial/accounting concerns on a confidential or anonymous basis.

The Nominating and Governance Committee regularly reviews the Code, the process for administering the Code and compliance with the Code. Any changes to the Code are considered by the Board for approval. If any substantive amendments are made to the Code or any waivers are granted for a provision of the Code applying to our principal executive officer or our principal financial or accounting officer, the nature of such amendment or waiver will be disclosed on the Company’s website or in a current report on Form 8-K. The Code can be found on the Company’s website at http://investors.sphere3d.com and on SEDAR at www.sedar.com and is filed as an exhibit to the Company’s Annual Report on Form 10-K, which can be found at www.sec.gov.
Nomination of Directors and Officers
During fiscal year 2024, the Board as a whole was responsible for identifying and evaluating qualified candidates for nomination to the Board. The Company recognizes the importance and benefit of having a Board and executive officers comprised of highly talented and experienced individuals who reflect the diversity of the Company’s stakeholders, including its customers and employees and the changing demographics of the communities in which the Company operates.
While the Board has not adopted a formal written policy, the Board and the Nominating and Governance Committee will, when identifying candidates to nominate for election to the Board or appoint as executive officers:
(i)consider the competency and skills that the Board considers necessary for the Board, as a whole, to possess, the competency and skills that the Board considers each existing director to possess, the competency and skills that each new nominee will bring to the Board, and the ability of each new nominee to devote sufficient time and resources to his or her duties as a director;
(ii)consider individuals who are highly qualified, based on their talents, experience, functional expertise and personal skills, character and qualities having regarding to the Company’s current and future plans and objectives, as well as anticipated regulatory and market developments;
(iii)consider the level of representation of women on the Board and in executive officer positions along with other markers of diversity when making recommendations for nominees to the Board or for appointment as executive officers and in general with regard to succession planning for the Board and executive officers; and
(iv)as required, engage qualified independent external advisors to assist the Board in conducting its search for candidates that meet the Board’s criteria regarding skills, experience, and diversity.
Industry and institutional knowledge along with commitment and expertise are vital to the successful functioning of the Board. Given the nature and size of the Company’s business and its industry, the Board has determined that while it is committed to fostering diversity among board members, it would be unduly restrictive and not in the best interests of the Company to adopt specific director term limits. Diversity and Board renewal will be supported through the other mechanisms designed to address the needs of the Company (as described elsewhere in this Proxy Statement) and not through the imposition of arbitrary term limits.
Given the nature and size of the Company’s business and its industry, it may prove to be challenging for the Company to identify a qualified pool of candidates that adequately reflects the various diverse characteristics that the Company seeks to promote. The Company has therefore not adopted any specific women representation targets, but will promote its objectives through the initiatives set out in this Proxy Statement with a view to identifying and fostering the development of a suitable pool of candidates for nomination or appointment over time. As of the date of this Proxy Statement, of the three directors serving on the Board, one (33%), namely Ms. Harnett, is female. Although the Company has not adopted a written policy in this respect, it is conscious of the value of female representation within a group.
Assessment of Directors, the Board and Board Committees
Effective March 21, 2013, the Board established a Nominating and Governance Committee as a standing committee of the Board, the primary function of which is to oversee corporate governance activities as described above. The Nominating and Governance Committee assesses and provides recommendations on an annual basis to the Board on the effectiveness of the Board as a whole, the committees, and the contribution of individual directors. All directors are free to make suggestions on improvement of the Board’s practices at any time and are encouraged to do so. The Chair of the Nominating and Governance Committee will also meet regularly with each director to discuss such director’s performance and such director’s assessment of the Board, the committees’, and other directors’ performance.

Board Committees
The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The mandate, organization, powers, and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, along with other Corporate Governance documents can be found on the Company’s website at http://investors.sphere3d.com.
Audit Committee
We have a standing audit committee as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, the primary function of which is to assist the Board in fulfilling its financial oversight responsibilities, which includes monitoring the quality and integrity of the Company’s financial statements and the independence and performance of the Company’s external auditors, acting as a liaison between the Board and the Company’s external auditors, reviewing the financial information that will be publicly disclosed and reviewing all audit processes and the systems of internal controls management that the Board has established.
The Audit Committee is comprised of the following directors: Mr. Hanley (Chair), Mr. McEwan, and Ms. Harnett. Each of the members of the Audit Committee is independent and “financially literate” within the meaning of NI 52-110. In addition to being independent under Nasdaq Marketplace Rule 5605(a)(2), all members of the Audit Committee must meet the additional independence standards for audit committee members set forth in Rule 10A-3(b)(1) of the Exchange Act and Nasdaq Marketplace Rule 5605(c)(2)(A) (“Audit Committee Independence Rules”). The Board has determined that Mr. Hanley qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.
Compensation Committee
The Compensation Committee is a standing committee of the Board, the primary functions of which are to set performance guidelines for and evaluate the performance of the Chief Executive Officer, review and approve the compensation programs for the Chief Executive Officer and the Company’s other executive officers and members of senior management (subject, in the case of equity-based compensation, to approval by the Board in accordance with applicable laws), review and make recommendations to the Board with respect to, succession planning, review and administer the Company’s long-term incentive plans(s), review and approve other compensation and benefit programs of the Company, and review the Company’s general human resources policies with senior management. With respect to executive compensation, the Compensation Committee receives recommendations and information from the Chief Executive Officer, as well as outside compensation consultants, regarding issues relevant to determinations made by the Compensation Committee.
The Compensation Committee is comprised of the following directors: Ms. Harnett (Chair), Mr. McEwan and Mr. Hanley, all of whom are independent as per the definition set forth in NI 52-110 and each of whom have prior executive management experience which includes structuring compensation arrangements.
During fiscal year 2024, the Compensation Committee did not utilize an independent compensation consultant; however, it did utilize NFP Compensation Consultants (“NFP”) as its independent compensation consultant during fiscal year 2023 and the Compensation Committee maintained the same compensation strategy recommended by NFP in 2023 when making compensation decisions during fiscal year 2024.
Nominating and Governance Committee
The Nominating and Governance Committee is a standing committee of the Board, the primary functions of which is to provide the Board with advice and recommendations relating to corporate governance in general, including, without limitation, all matters relating to the stewardship role of the Board in respect of the management of the Company, Board size and composition including the identification of new nominees to the Board and leading the candidate selection process, orientation of new members, Board compensation, and such procedures as may be necessary to allow the Board to function independently of management.
The Nominating and Governance Committee annually reviews and assesses the effectiveness of the Board as a whole, the effectiveness and membership of the Board committees, and the contribution of the individual directors and makes such recommendations to the Board arising out of such review as it deems appropriate.

The Nominating and Governance Committee is comprised of the following directors: Mr. McEwan (Chair), Mr. Hanley and Ms. Harnett, all of whom are independent as per the definition set forth in NI 52-110.
Communications by Shareholders with Directors
Shareholders may communicate with the Board, or any individual director, by transmitting correspondence by mail, facsimile, or email, addressed as follows: Board of Directors (or individual director), c/o the Secretary of the Company. The Secretary will forward such communications to the Board or to the identified director(s), although spam, junk mail, mass mailings, solicitations, advertisements, and communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by the Secretary.
Indebtedness of Directors and Executive Officers
As at the date hereof, no director, executive officer, senior officer, employee, proposed director or former director, executive officer, senior officer or employee of the Company or any of its subsidiaries or any associate of any of the foregoing persons is or has been, at any time since the beginning of the most recently completed financial year of the Company, indebted to the Company or its subsidiaries, nor at any time since the beginning of the most recently completed financial year of the Company has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
Indemnification of Our Executive Officers and Directors
In accordance with the by-laws of the Company, directors and officers are each indemnified by the Company against all liability and costs arising out of any action or suit against them from the execution of their duties, provided that they have (i) carried out their duties honestly and in good faith with a view to the best interests of the Company, (ii) have otherwise complied with the provisions of applicable corporate law and (iii) if the matter is a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.
DIRECTOR COMPENSATION
The following table provides compensation information for the members of the Board during 2024 who were not employed by us or any of our subsidiaries (“Non-Employee Directors”). Ms. Trompeter, the Company’s former Chief Executive Officer, was a NEO who also served on the Board during the fiscal year ended December 31, 2024. The 2024 compensation information for Ms. Trompeter is presented in the Summary Compensation Table below. Ms. Trompeter was not entitled to any additional compensation for her service on the Board during fiscal year 2024.

Name	Fees Earned ($)	Stock Awards(1) ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
David Danziger(2)	28,022	—	167,847	—	195,869
Timothy Hanley	67,500	266,241	—	—	333,741
Susan S. Harnett	67,500	266,241	—	—	333,741
Vivekanand Mahadevan(2)	28,022	—	167,847	—	195,869
Duncan McEwan	72,500	—	283,738	—	356,238
_______________
(1)The amounts shown in this column represent the grant date fair value of the awards granted during fiscal year 2024 in accordance with relevant accounting principles and do not reflect compensation received by the non-employee director.
(2)At the request of the Company, Mr. Danziger and Mr. Mahadevan allowed the term of their directorship position to expire and did not seek re-election at the 2024 annual meeting held on May 15, 2024.
At December 31, 2024, the end of our last fiscal year, our Non-Employee Directors held the following derivative securities: (i) Ms. Harnett held restricted stock units for 96,154 common shares; Mr. McEwan held outstanding stock options for 286,314 common shares; and (iii) Mr. Hanley held outstanding stock options for 17,572 common shares and restricted stock units for 96,154 common shares.

From January 1, 2024 through March 31, 2024, each non-employee director receive the following compensation: (a) an annual cash payment of $75,000, payable quarterly in arrears (and pro-rated for partial quarterly periods), (b) in the case of the Chairman of the Board, an additional annual cash payment of $20,000, payable quarterly in arrears (and prorated for partial quarterly periods), (c) in the case of a Chairman of each subcommittee of the Board (being the Audit Committee, Nominating Committee and Compensation Committee), an additional annual cash payment of $15,000, payable quarterly in arrears (and pro-rated for partial quarterly periods), and (d) on an annual basis and at the election of the non-employee director, either: (i) restricted share units having a value of $100,000, to be priced at the market close on the day of our next annual shareholder’s meeting, such restricted stock units to vest 364 days following the date of grant, or (ii) that number of stock options equal to $100,000 divided by the value of the options at the time of grant (to be determined using the Black-Scholes pricing model) to be priced at the market close on the day of our next annual shareholder’s meeting, such stock options to vest in full 364 days following the date of grant (the “Board Compensation Program”), provided there are sufficient shares available in our Amended and Restated 2015 Performance Incentive Plan, as may be further amended.
Pursuant to the Board Compensation Program, each director is entitled to an annual equity award valued at $100,000 based upon the closing market price of the Company’s common shares on the date of the annual shareholders’ meeting.
On January 9, 2024, Mr. Danzinger, Mr. McEwan and Mr. Mahadevan each received a stock option for 82,050 shares with an exercise price of $2.65 per share vesting in full on December 5, 2024 and expiring on December 5, 2029. Ms. Harnett and Mr. Hanley each received 57,471 restricted stock units valued at $152,298 based upon the common share closing market price of $2.65 on January 9, 2024, the date of grant, vesting in full on December 5, 2024. The number of stock options and restricted stock units granted was based upon the Company’s common share closing market price of $1.74 on December 5, 2023, the date of the 2023 annual shareholders’ meeting.
In June 2024, the Compensation Committee recommended a change in Board Compensation based upon industry comparables and size of the Company. The Compensation Committee also recommended that it was appropriate to rely more heavily on stock-based compensation versus cash compensation. Effective April 1, 2024, the Board’s annual cash payment was reduced from $75,000 to $60,000 and Chairman fees were eliminated. There was no change to the stock-based compensation under the Board Compensation Program discussed above. (the “New Board Compensation Program”).
On May 21, 2024, under the Board Compensation Program, Ms. Harnett and Mr. Hanley each received 96,154 restricted stock units valued at $113,942 based upon the common share closing market price of $1.185 on May 21, 2024, the date of grant, vesting in full on May 15, 2025. Mr. McEwan received a stock option for 125,315 shares with an exercise price of $1.185 per share vesting in full on May 15, 2025 and expiring on May 15, 2030. The number of stock options and restricted stock units granted was based upon the Company’s common share closing market price of $1.04 on May 15, 2024, the date of the 2024 annual shareholders’ meeting.
In August 2019, the Company entered into a change of control agreement with Mr. Mahadevan and Mr. McEwan (the “COC Agreements”) in order to compensate such individuals for prior unpaid board services. The COC Agreements provide that in the event of a change of control of the Company and provided no payment has been made under (i) or (ii) below, Mr. Mahadevan and Mr. McEwan shall be entitled, in their sole discretion, to provide written notice to us at any time within 30 days of such event, to receive an amount equal to $127,500 and $115,000, respectively, for directorship services (the “COC Board Fees”) related to waived fees for periods as of June 30, 2019. The COC Agreements also provide that Mr. Mahadevan and Mr. McEwan be entitled to the COC Board Fees if (i) such individual becomes unable to serve on the Board, either due to prolonged sickness, permanent disability, or death or (ii) is not reappointed as a member of the Board at a duly convened meeting of its shareholders. As Mr. Mahadevan was not reappointed as a member of the Board following the 2024 annual meeting held on May 15, 2024, he was paid his COC Board Fees of $127,500.
The Board retains complete discretion to adopt or modify our programs for providing cash and/or equity-based compensation to our Non-Employee Directors as it deems appropriate from time to time.

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee and the Board have selected MaloneBailey LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2025. MaloneBailey LLP has acted in such capacity since its appointment May 4, 2022. A representative of MaloneBailey LLP is not expected to be present at the Meeting. Based on the representations of MaloneBailey LLP, neither the firm nor any of its partners has any direct financial interest nor any material indirect financial interest in the Company or any of its subsidiaries nor has had any connection during the past three years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.
Vote Required
The affirmative vote of a majority of votes cast by shareholders on this proposal represented in person or by proxy at the Meeting is required to approve the proposal.
The Board recommends a vote “FOR” the ratification of the selection of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Independent Registered Public Accounting Firm Fees and Services
The aggregate fees incurred by our independent registered public accounting firm, MaloneBailey LLP, in each of the last two years for audit and other fees are as follows (in thousands):

	2024	2023

Audit fees(1)	$621	$541
Audit related fees(2)	—	5
Tax fees(3)	—	—
All other fees(4)	—	—
	$621	$546
___________________
(1)Audit fees relate to services rendered for the audits of our annual financial statements, for the review of our quarterly financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under audit fees.
(3)Tax fees consist of fees billed for professional services rendered for IRS Section 302 net operating loss limitation study.
(4)All other fees consist of fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
The Audit Committee has the authority to pre-approve all non-audit services to be provided to the Company by its independent registered public accounting firm. All services provided by MaloneBailey LLP during the years 2024 and 2023 were pre-approved by the Audit Committee.

Report of the Audit Committee
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements and the related schedule in the Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Audit Committee is governed by a charter. The Audit Committee held four meetings during fiscal year 2024. The Audit Committee is comprised solely of independent directors as defined by the Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, the Company, the Company’s internal audit function and the Company’s independent registered public accounting firm.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.
The Audit Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements and related schedule with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Auditing Standard No. 16, Communication with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, regarding the firm’s communications with the Audit Committee concerning the firm’s independence and has discussed with the independent registered public accounting firm the firm’s independence from Company management and the Company and considered the compatibility of non-audit services with the firm’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024 filed by the Company with the Securities and Exchange Commission.
THE AUDIT COMMITTEE:
Timothy Hanley, Chairman
Susan Harnett
Duncan McEwan

PROPOSAL NO. 3 - APPROVAL OF THE 2025 PERFORMANCE INCENTIVE PLAN
At the Meeting, shareholders will be asked to approve the Sphere 3D Corp. 2025 Performance Incentive Plan (the “2025 Plan”) (the “Incentive Plan Proposal”). The 2025 Plan was adopted by the Board on March 25, 2025, subject to shareholder approval. The persons named in the enclosed form of proxy intend to vote “FOR” the approval of the 2025 Plan.
The Company believes that incentives and share-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2025 Plan are an important attraction, retention and motivation tool for participants in the plan.
The Company currently maintains the Sphere 3D Corp. 2015 Performance Incentive Plan, as amended (the “2015 Plan”). As of the Record Date, a total of [●] of the Company’s common shares were then subject to outstanding awards granted under the 2015 Plan, and an additional [●] of the Company’s common shares were then available for new award grants under the 2015 Plan. The 2015 Plan will expire on May 14, 2025.
If shareholders do not approve the 2025 Plan, the Company will not have a plan under which to incentivize and attract employees with share-based awards due to the expiration of the 2015 Plan.
Summary Description of the 2025 Performance Incentive Plan
The principal terms of the 2025 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2025 Plan which appears as Appendix A to this Proxy Statement.
Purpose. The purpose of the 2025 Plan is to promote the success of the Company and the interests of our shareholders by providing an additional means for us to attract, motivate, retain and reward selected employees and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients with that of our shareholders.
Administration. The Board or one or more committees appointed by the Board (in the manner and on the terms authorized by the Board) administers the 2025 Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted, to the extent permitted by applicable laws (the appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).
Subject to the express provisions of the 2025 Plan and applicable laws, the Administrator has broad authority under the 2025 Plan, including, without limitation, the authority:
1.to select eligible participants and determine the type(s) of award(s) that they are to receive;
2.to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;
3.to determine any applicable vesting and exercise conditions for awards (including any applicable performance-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;
4.to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;
5.subject to the other provisions of the 2025 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession, or substitution of an award;
6.to determine the method of payment of any purchase price for an award or Company common shares delivered under the 2025 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned Company common shares or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;

7.to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;
8.to approve the form of any award agreements used under the 2025 Plan; and
9.to construe and interpret the 2025 Plan, make rules for the administration of the 2025 Plan, and make all other determinations necessary or advisable for the administration of the 2025 Plan.
No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by shareholders) will the Administrator (i) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (ii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.
Eligibility. Persons eligible to receive awards under the 2025 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 10 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the Company’s Non-Employee Directors, are considered eligible under the 2025 Plan.
Authorized Shares; Limits on Awards. The maximum number of the Company’s common shares that can be issued under the 2025 Plan is equal to the sum of (i) [●] shares, plus (ii) the number of common shares available for grant under the Company’s 2015 Plan on May 14 2025 (the date the 2015 Plan expires), and (iii) the number of any common shares subject to stock options or restricted stock units granted under the 2015 Plan and outstanding on May 14, 2025 which expire, or for any reason are cancelled or terminated, after that date without being exercised or settled, as applicable (such total number of shares, the “Share Limit”). As of the Record Date, there were [●] common shares available for new award grants under the 2015 Plan and [●] common shares were then subject to options and restricted stock units that remained outstanding under the 2015 Plan. No new awards may be granted under the 2015 Plan subsequent to its termination on May 14, 2025.
The Share Limit described above automatically increases on the first trading day in January of each calendar year during the term of the 2025 Plan, by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year, or (ii) such number of common shares as may be established by the Board.
The 2025 Plan generally provides that the number of Shares that are then available for new award grants under the plan, as well as the number of Shares subject to then-outstanding awards under the plan and the exercise prices of such awards, will be proportionately adjusted as described below under “Adjustments” in the event of a share split, reverse share split or similar event affecting the common shares.

Except as provided in the next sentence, shares that are subject to or underlie awards granted under the 2025 Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2025 Plan shall again be available for subsequent awards under the 2025 Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award granted under the 2025 Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any award granted under the 2025 Plan, shall be available for subsequent awards under the 2025 Plan. To the extent that an award granted under the 2025 Plan is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under the 2025 Plan. In the event that shares are delivered in respect of a dividend equivalent right granted under the 2025 Plan, the number of shares actually delivered with respect to the award shall be counted against the Share Limit of the 2025 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the Share Limit of the 2025 Plan. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 15,000 shares shall be charged against the Share Limit with respect to such exercise.) In addition, the 2025 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another Company will not count against the shares available for issuance under the 2025 Plan. The Company may not increase the applicable Share Limit of the 2025 Plan by repurchasing Company common shares on the market (by using cash received through the exercise of stock options or otherwise).
Types of Awards. The 2025 Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in the Company’s common shares or units of the Company’s common shares, as well as cash bonus awards. The 2025 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.
A stock option is the right to purchase Company common shares at a future date at a specified price per share, also known as exercise price. The per share exercise price of an option generally may not be less than the fair market value of a Company common share on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2025 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2025 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.
A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a Company common share on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a Company common share on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant. Options and stock appreciation rights may be fully vested at grant or may be subject to time- and/or performance-based vesting requirements.
The other types of awards that may be granted under the 2025 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.
Any awards under the 2025 Plan may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.

Dividend Equivalents; Deferrals. Subject to applicable laws, the Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the 2025 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding Company common shares, provided that as to any dividend equivalent rights granted in connection with an award granted under the 2025 Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the award are satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).
Assumption and Termination of Awards. If an event occurs in which the Company does not survive (or does not survive as a public corporation in respect of its common shares), including, without limitation, a dissolution, merger, combination, consolidation, conversion, exchange of securities, or other reorganization, or a sale of all or substantially all of the business, stock or assets of the Company, awards then-outstanding under the 2025 Plan will not automatically become fully vested pursuant to the provisions of the 2025 Plan so long as such awards are assumed, substituted for or otherwise continued. However, if awards then-outstanding under the 2025 Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested, subject to any exceptions that the Administrator may provide for in an applicable award agreement. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2025 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment.
Transfer Restrictions. Subject to certain exceptions contained in Section 5.7 of the 2025 Plan, awards under the 2025 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).
Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2025 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, amalgamations, combinations, conversions, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders (except as noted above under “Authorized Shares; Limits on Awards”).
No Limit on Other Authority. The 2025 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common shares, under any other plan or authority.
Termination of or Changes to the 2025 Plan. The Board may amend or terminate the 2025 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board. Unless terminated earlier by the Board and subject to any extension that may be approved by shareholders, the authority to grant new awards under the 2025 Plan will terminate on March 24, 2035. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.
U.S. Federal Income Tax Consequences of Awards under the 2025 Plan
The U.S. federal income tax consequences of the 2025 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2025 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences (including the treatment of awards under Canadian tax laws).

With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.
The current federal income tax consequences of other awards authorized under the 2025 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and share-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.
If an award is accelerated under the 2025 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration, or parachute payments, if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the U.S. Internal Revenue Code, the aggregate compensation in excess of $1,000,000 attributable to awards held by current or former named executive officers may not be deductible by the Company in certain circumstances.
Specific Benefits under the 2025 Plan
The Company has not approved any awards that are conditioned upon shareholder approval of the 2025 Plan. The Company is not currently considering any other specific award grants under the 2025 Plan.
The closing market price for a common share of the Company as of the Record Date was [●] per share.
Equity Compensation Plan Information
The Company maintains its 2015 Plan and 2015 Employee Stock Purchase Plan (“ESPP”), which have been approved by the Company’s shareholders. The Company has no unauthorized compensation plans. The following table provides information about our equity compensation plans as of the last day of fiscal 2024.

Plan Category	(a) Number of Common Shares to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted-average Exercise Price of Outstanding Options and Rights(1)	(c) Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares reflected in column (a))
Equity compensation plans approved by our shareholders	1,204,004	$5.11	404,357
________________
(1)The weighted-average exercise prices do not reflect shares subject to outstanding awards of restricted stock units.
(2)Of the aggregate number of shares that remained available for future issuance reported in column (c), 399,000 were available under the 2015 Plan and 5,357 were available under the ESPP. The 2015 Plan expires on May 14, 2025. The ESPP expires on June 18, 2025. The 2015 Plan permits the granting of the following types of incentive awards: stock options, stock appreciation rights, restricted shares, and stock units.
Vote Required
The affirmative vote of a majority of votes cast by shareholders represented in person or by proxy at the Meeting is required to approve the Incentive Plan Proposal. All members of the Board and all of the Company’s executive officers are eligible for awards under the 2025 Plan and thus have a personal interest in the approval of the Incentive Plan Proposal.
The Board recommends a vote “FOR” the proposal to approve the Incentive Plan Proposal.

PROPOSAL NO. 4 - CONSOLIDATION
General
The Company seeks shareholder approval for a special resolution to consolidate (the “Consolidation”) all of its issued and outstanding common shares, no par value, on the basis of one (1) post-consolidation common share for up to ten (10) pre-consolidation common shares, or a ratio that is less at the discretion of the Board, with the Consolidation to be implemented by the Board at any time in its discretion. Voting for this resolution does not automatically mean that the Consolidation will occur, rather a vote for this resolution will give the Board the authority, should they decide that it is in the best interest of the Company, to complete the Consolidation. The following table outlines the number of common shares that would exist following the Consolidation at various theoretical ratios. Any consolidation remains subject to all required regulatory approvals. As of the Record Date, there are [●] common shares issued and outstanding. The following table outlines the number of common shares that would exist following the Consolidation at various theoretical ratios:

Ratio	Number of Shares Post-Consolidation
1:2	[●]
1:3	[●]
1:4	[●]
1:5	[●]
1:6	[●]
1:7	[●]
1:8	[●]
1:9	[●]
1:10	[●]
Reasons for the Consolidation
The Board believes that the current number of outstanding common shares is inconsistent with the size, assets and structure of the Company. Management of the Company believes that the Consolidation may provide flexibility in the capital structure of the Company in order to facilitate raising capital in the future while keeping the Company's capital structure manageable.
In addition, on March 6, 2025, the Company received a letter from the Nasdaq Listing Qualifications department of the NASDAQ Stock Market LLC stating that the bid price of the Company’s common shares for the last 30 consecutive trading days had closed below the minimum $1.00 per share required for continued listing under Nasdaq Listing Rule 5550(a)(2) (the “Listing Rule”). The Company has a period of 180 calendar days, or until September 2, 2025, to regain compliance with the Listing Rule. The notice from the Nasdaq Listing Qualifications has no immediate effect on the listing or trading of the Company’s common shares on The Nasdaq Capital Market (“Nasdaq”).
If the Company does not regain compliance with the Listing Rule by September 2, 2025, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for Nasdaq, with the exception of the bid price requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period, including by effecting a reverse stock split, if necessary.
Implementation, Notice of Consolidation and Letter of Transmittal
Upon determining to proceed with the Consolidation, the Company will file articles of amendment to effect the Consolidation. Prior to the completion of a Consolidation, the Company will provide registered shareholders with a letter of transmittal for use in transmitting their share certificates to the Company’s transfer agent in order to exchange old certificates for new certificates representing the number of common shares to which such shareholder is entitled as a result of the Consolidation. No delivery of new certificates to a shareholder will be made until such shareholder has surrendered their current issued certificates. Until surrendered, each share certificate formally representing old common shares of the Company shall be deemed for all purposes to represent the number of new common shares to which the holder is entitled as a result of the Consolidation.

The Consolidation would be affected simultaneously for all of the Company’s common shares, and the exchange ratio would be the same for all common shares. The Consolidation would affect all of the holders of common shares uniformly and would not affect any shareholder’s percentage ownership interests in the Company. Proportionate voting rights and other rights of the holders of common shares will not be affected by the Consolidation, other than as a result of the treatment of fractional shares. Common shares issued pursuant to the Consolidation would remain fully paid and non-assessable. No fractional shares will be issued in connection with the Consolidation and in lieu thereof any shareholders that would otherwise be entitled to receive a fractional share will be entitled to have their post-Consolidation share amount rounded up to the nearest whole share (which is described below in the paragraph titled “Fractional Shares”). Each shareholder will hold the same percentage of common shares immediately following the Consolidation as such shareholder held immediately prior to the Consolidation other than the nominal effect of the treatment of fractional shares. In addition, the Consolidation will not itself immediately affect the Company’s overall market capitalization, i.e., the Company’s market capitalization immediately before the Consolidation will be the same as immediately after Consolidation, except as a result of any rounding up of fractional shares as described below. However, if the Company’s trading price increases or declines over time following the Consolidation, the Company will have a higher or lower market capitalization depending on that trading price.
The implementation of the special resolution is conditional upon the Company obtaining the necessary regulatory consents. The special resolution provides that the Board is authorized, in its sole discretion, to determine not to proceed with the proposed Consolidation, without further approval of the Company’s shareholders. In particular, the Board may determine not to present the special resolution to the Meeting or, if the special resolution is presented to the Meeting and approved, may determine after the Meeting not to proceed with completion of the proposed Consolidation and filing of the articles of amendment to effect the Consolidation.
Subject to applicable regulatory requirements, a Consolidation will be effective on the date on which articles of amendment of the Company are filed and certified by the Ontario Ministry of Government and Consumer Services. If a Consolidation is approved, no further action on the part of the Company’s shareholders will be required in order for the Board to implement a Consolidation.
Procedure for Non-Registered Shareholders
Non-Registered shareholders of the Company holding their shares through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Consolidation than those that will be put in place by the Company for registered shareholders. If the Board determines to proceed with the Consolidation and you hold common shares with such bank, broker or other nominee, and if you have questions in this regard, you are encouraged to contact your nominee to obtain instructions for processing the Consolidation.
Exchange Act and Stock Listing
After the effectiveness of the articles of amendment, the Company would continue to be subject to periodic reporting and other requirements of the Exchange Act, and the common shares would continue to be listed on Nasdaq under the symbol “ANY.”
New CUSIP Number
After the effectiveness of the articles of amendment, the post-Consolidation common shares would have a new CUSIP number, which is a number used to identify the Company’s equity securities.
Effect on Par Value of Common Shares
The Consolidation will not affect the par value of the Company’s common shares, which will remain no par value.
Effect on Common Share Warrants
If the Consolidation is affected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of warrants to purchase common shares issued by the Company into common shares. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of common shares being delivered upon such exercise immediately following the Consolidation as was the case immediately preceding the Consolidation. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the final exchange ratio determined by the Board, subject to the Company’s treatment of fractional shares.

Effect on Outstanding Options and Rights
If the Consolidation is affected, all outstanding options and future or contingent rights to acquire common shares will be appropriately adjusted to reflect the Consolidation. With respect to outstanding options to purchase common shares, the number of common shares that such holders may purchase upon exercise of such options will decrease, and the exercise prices of such options will increase, in proportion to the fraction by which the number of common shares underlying such options are reduced as a result of the Consolidation. Corresponding adjustments will be made to outstanding awards of restricted stock units to reduce the number of common shares subject to such awards
Potential Anti-Takeover Effect
This Consolidation Proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued common shares vis-à-vis the outstanding common shares and could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common shares could dilute the share ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the Consolidation Proposal providing for the Consolidation is not being proposed in response to any effort of which the Company is aware to accumulate common shares or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and shareholders a series of amendments to the Company’s Articles. Other than the Consolidation Proposal for the Consolidation, the Board does not currently contemplate recommending the adoption of any other amendments to the Company’s Articles that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the Company.
Fractional Shares
To avoid having any fractional common shares (i.e., less than one full common share) outstanding as a result of the Consolidation, no fractional shares will be issued in connection with the Consolidation. Instead, the Company will issue one full share of the post-Consolidation common shares to any shareholder who would have been entitled to receive a fractional share as a result of the process. Each holder of common shares will hold the same percentage of the outstanding common shares immediately following the Consolidation as that shareholder did immediately prior to the Consolidation, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding common shares following the Consolidation, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Appraisal or Dissenter’s Rights
Under the OBCA, holders of common shares will not be entitled to dissenter’s rights or appraisal rights with respect to the Consolidation Proposal.
Resolution to Approve the Consolidation
Shareholders are being asked to approve the following Consolidation resolution:
“BE IT RESOLVED THAT, as a special resolution:
1.The board of directors be authorized, subject to approval of the applicable regulatory authorities, to take such actions as are necessary to consolidate, at any time following the date of this resolution, all of the issued and outstanding common shares of the Company on the basis that up to ten (10) pre-consolidation common shares, or a ratio that is less at the discretion of the board of directors, be consolidated into one (1) post-consolidation common share.
2.Notwithstanding the passing of this resolution by the Shareholders of the Company, the board of directors may, at its absolute discretion, determine when such consolidation will take place and may further, at its discretion, determine not to effect such consolidation of all of the issued and outstanding common shares, in each case without requirement for further approval, ratification or confirmation by the common shareholders of the Company.

3.Any director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, agreements and instruments, and to do or to cause to be done all such other acts and things, as such person determines to be necessary or desirable or required by any regulatory authority in order to carry out the intent of this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.
4.Notwithstanding the foregoing, the board of directors is hereby authorized, without further approval of or notice to the common shareholders of the Company, to revoke this special resolution at any time before it is acted upon.”
Vote Required
The Consolidation Proposal must be approved by an affirmative vote of not less than two-thirds (66⅔%) of the votes cast by shareholders present at the Meeting in person or by proxy in order to become effective. Abstentions will have no effect on the vote for the Consolidation Proposal.
The Board recommends a vote “FOR” the Consolidation Proposal.

EXECUTIVE OFFICERS
Ms. Trompeter, the Company’s Chief Executive Officer, took a leave of absence on January 31, 2025, at which point the Board appointed Kurt L. Kalbfleisch, Chief Financial Officer, as acting Chief Executive Officer. Mr. Kalbfleisch remains acting Chief Executive Officer following Ms. Trompeter’s passing on March 4, 2025.
Kurt L. Kalbfleisch, age 59, is the Company’s only executive officer as of the Record Date. Mr. Kalbfleisch has served as Acting Chief Executive Officer since January 31, 2025 and Senior Vice President, Chief Financial Officer, and Secretary of the Company since December 1, 2014. Mr. Kalbfleisch also served as Chief Financial Officer of Overland Storage, Inc. (“Overland”) from February 2008 until his resignation from Overland on July 19, 2022. Previously, Mr. Kalbfleisch served in various other roles at Overland since July 2007, including Senior Vice President, Secretary and Vice President of Finance. Prior to joining Overland, he was a manufacturing budget analyst for McDonnell Douglas Corp. Mr. Kalbfleisch also served on the board of Paladin Group. Mr. Kalbfleisch holds a Bachelor of Arts in Business from Point Loma Nazarene University and a Master of Business Administration from the University of San Diego.
Executive officers serve at the pleasure of the Board. There are no arrangements or understandings between any executive officer and any other person pursuant to which such executive officer was or is to be selected as an executive officer. There are no family relationships between any executive officer, director or person nominated by us to become a director or executive officer.
EXECUTIVE COMPENSATION
For purposes of Executive Compensation, the Company’s named executive officers (“NEOs”) are determined under rules prescribed by the U.S. Securities and Exchange Commission and for smaller reporting companies such as us, generally include: (1) each individual who, at any time during the year, served as the Company’s principal executive officer, (2) the Company’s two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year, and (3) up to two other individuals who served as executive officers during the year and are not serving as executive officers on the last day of the year.
For fiscal year 2024, our NEOs were (i) Patricia Trompeter, our former Chief Executive Officer, and (ii) Kurt L. Kalbfleisch, Senior Vice President and Chief Financial Officer.
Summary Compensation Table for Fiscal Year 2024
The following table sets forth the compensation for services rendered by our NEOs for the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)		All Other Compensation(2) ($)	Total Compensation ($)
Patricia Trompeter(3)	2024	444,231	635,000	2,178,850	(4)	18,368	3,276,449
Former Chief Executive Officer	2023	350,000	635,000	400,455	(5)	36,872	1,422,327
Kurt L. Kalbfleisch	2024	320,000	430,460	294,425	(6)	45,602	1,090,487
Acting Chief Executive Officer, Chief Financial Officer and Secretary	2023	320,000	180,000	351,728	(7)	65,358	917,086
____________
(1)The amounts shown in this column represent the grant date fair value of the awards granted during fiscal year 2024 and 2023 in accordance with relevant accounting principles and do not reflect compensation received by the NEO.
(2)Unless otherwise footnoted, the amounts shown in the “All Other Compensation” column reflect amounts paid on the behalf of NEOs’ for health insurance and life insurance premiums and certain out-of-pocket medical expenses.
(3)Ms. Trompeter passed away on March 4, 2025.
(4)This amount is comprised of two restricted stock units as follows: (i) 1,000,000 shares granted on January 15, 2024 and valued at $1.93 per share on the grant date (the closing market price for a common share of the Company on that date), and (ii) 210,000 shares granted on May 21, 2024 and valued at $1.185 per share on the grant date (the closing market price for a common share of the Company on that date).

(5)This amount is comprised of one restricted stock unit for 138,250 shares granted on February 28, 2023 and valued at $2.90 per share on the grant date (the closing market price for a common share of the Company on that date).
(6)This amount is comprised of two restricted stock units as follows: (i) 125,000 shares granted on March 27, 2024 and valued at $1.36 per share on the grant date (the closing market price for a common share of the Company on that date), and (ii) 105,000 shares granted on May 21, 2024 and valued at $1.185 per share on the grant date (the closing market price for a common share of the Company on that date.
(7)This amount is comprised of one restricted stock unit for 121,428 shares granted on February 28, 2023 and valued at $2.90 per share on the grant date (the closing market price for a common share of the Company on that date).
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table provides information about the current holdings of stock and option awards by our NEOs at December 31, 2024.

Name	Option-based Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock Not Vested (#)		Market Value of Units of Stock Not Vested(1) ($)
	Exercisable	Unexercisable
Patricia Trompeter	80,357	26,785	(2)	12.60	4/8/2028	392,857	(3)	370,936
Kurt L. Kalbfleisch	24,107	8,035	(4)	4.75	6/27/2028	70,200	(5)	66,283
_______________
(1)This column is based on the common share closing market price of $0.9442 as of December 31, 2024.
(2)These options were scheduled to vest on April 8, 2025. These options will not vest due to Ms. Trompeter’s passing.
(3)These shares comprise two stock awards which were scheduled to vest as follows: 17,857 shares vest on April 8, 2025 and 93,750 shares vest each quarter beginning March 31, 2025 through December 31, 2025. A portion of these awards will not vest due to Ms. Trompeter’s passing. See “Employment, Severance, and Change in Control Agreements” below.
(4)These options vest on June 20, 2025.
(5)These shares comprise two stock awards scheduled to vest as follows: 11,607 shares vest on June 20, 2025 and 11,719 shares vest each quarter beginning March 31, 2025 through December 31, 2025 and 11,717 vest on March 31, 2026.
Executive Officer Compensation
Our executive compensation programs are determined by the Compensation Committee, within the scope of the authority delegated to it by the Board and subject to applicable law. The goals of our program are to attract and retain highly qualified and experienced executives and to provide compensation opportunities that are linked to corporate and individual performance. Decisions by the Compensation Committee on our executive compensation programs are subjective and the result of our business judgment, which is informed by the experiences of the Compensation Committee members. The Compensation Committee may also utilize outside compensation consultants. During fiscal year 2024, the Compensation Committee did not utilize an independent compensation consultant; however, it did utilize NFP Compensation Consultants (“NFP”) as its independent compensation consultant during fiscal year 2023 and the Compensation Committee maintained the same compensation strategy recommended by NFP in 2023 when making compensation decisions during fiscal year 2024.
Our NEOs do not have any role in determining their own compensation, although the Compensation Committee did consider the recommendations of the former Chief Executive Officer in setting compensation levels for our NEOs other than herself. The primary components of our executive compensation program are base salary, performance bonuses and long-term equity incentive awards.
Base Salaries. Base salaries are primarily intended to attract and retain highly qualified executives by providing them with fixed, predictable levels of compensation. Such base salaries are subject to periodic review and adjustment by the Compensation Committee.

Performance Bonuses. The Compensation Committee did not approve a bonus plan for fiscal year 2024.
Long-Term Equity Incentive Awards. Long-term equity incentives are intended to align our NEOs’ interests with those of our shareholders as the ultimate value of these awards depends on the value of our common shares. We have historically granted equity awards in the form of stock options with an exercise price that is equal to the per-share closing market price of our common shares on the grant date. In recent years, restricted stock units have also been granted as provided for under our 2015 Plan. The Compensation Committee believes that stock options are an effective vehicle for aligning the interests of our executives with those of our shareholders as the executive will only realize value on their options if the share price increases during the period between the grant date and the date the stock option is exercised. The stock options and restricted stock units function as a retention incentive for the NEOs as they typically vest over a multi-year period following the date of grant. Restricted stock units, which are payable in our common shares, also link the interests of the award recipient with those of our shareholders as the potential value of the award is directly linked to the value of our common shares. Our NEOs’ equity awards are subject to accelerated vesting in certain circumstances under their agreements with us are described below.
Employment, Severance, and Change in Control Agreements
Patricia Trompeter. Ms. Trompeter served as our Chief Executive Officer from April 5, 2022 until her passing on March 4, 2025. On April 8, 2022, we entered into an employment agreement with Ms. Trompeter (the “Trompeter Employment Agreement”). The Trompeter Employment Agreement was effective as of April 8, 2022 through January 14, 2024.
Under the Trompeter Employment Agreement, we paid Ms. Trompeter an annual base salary of $350,000. At the discretion of the Board, Ms. Trompeter was eligible to receive an annual bonus up to 100% of her base salary. Ms. Trompeter was also entitled to health insurance benefits and to participate in any employee benefit plans, life insurance plans, disability income plans, retirement plans, expense reimbursement plans and other benefit plans that we may from time to time have in effect for any of our executive management employees.
Upon the closing of a Change of Control of the Company (as defined in the Trompeter Employment Agreement), Ms. Trompeter would receive a percentage ranging from 2.0% to 3.0% of the consideration received by the Company’s common shareholders based upon the amount of the transaction. In addition, 60% of any unvested restricted stock units and 60% of any unvested stock options would immediately vest as of the day immediately prior to the change of control.
All compensation and unvested benefits payable under the Trompeter Employment Agreement terminated on the date of the termination of Ms. Trompeter’s employment, unless Ms. Trompeter’s employment was terminated by us without cause or by Ms. Trompeter for good reason, each as defined in the Trompeter Employment Agreement, or as a result of a material breach by us of any of our obligations under the Trompeter Employment Agreement or any other agreement to which the Company and Ms. Trompeter are parties, in which case Ms. Trompeter would be entitled to (i) continued payment of her base salary at the rate and schedule then in effect for a period of six months after the date of termination, with an additional month of severance to be added for every completed year of service as Chief Executive Officer; (ii) continued health and life insurance benefits (“Benefits”) for six months after the date of termination, with an additional month of Benefits to be added for every completed year of service as Chief Executive Officer; and (iii) any unvested stock options and restricted stock units shall vest on the day immediately prior to the termination date.
In February 2023, Ms. Trompeter received 138,250 restricted stock units of the Company valued at $400,455 based upon the common share price of $2.90 on February 28, 2023, of which 20% of the shares vested on May 22, 2023 and 80% of the shares vested on December 1, 2023.
On January 15, 2024, at the recommendation of NFP, the Compensation Committee’s independent compensation consultant, the Company entered into a new employment agreement with Ms. Trompeter (the “New Employment Agreement”), which replaced the Trompeter Employment Agreement. Under the New Employment Agreement, the Company paid Ms. Trompeter an annual base salary of $450,000 (the “New Salary”). At the discretion of the Board, Ms. Trompeter was eligible to receive an annual discretionary bonus up to 150% of her base salary and additional restricted stock units based upon the achievement of certain performance and financial thresholds to be determined by the Board. Ms. Trompeter was also entitled to health insurance benefits and to participate in any employee benefit plans, life insurance plans, disability income plans, retirement plans, expense reimbursement plans and other benefit plans that we may from time to time have in effect for any of our executive management employees. On March 18, 2024, the New Employment Agreement was amended to reduce Ms. Trompeter’s base salary to $350,000 with the balance to be accrued and payable upon written request of Ms. Trompeter. In November 2024, at Ms. Trompeter’s request, the Company restored her New Salary and paid the accrued balance.
Upon the occurrence of a Change of Control (as defined in the New Employment Agreement), or if the Change of Control occurs within eight months after the termination of Ms. Trompeter’s employment (i) by us without Cause, (ii) by Ms. Trompeter for Good Reason (each as defined in the New Employment Agreement), or (iii) because of death, Ms. Trompeter shall be entitled to receive from 1.5 to 2 times her base salary and bonus depending on the transaction value ranging from $20 million to $65 million. Any unvested equity awards will vest from 25% to 100% depending on the transaction value ranging from $20 million to $65 million.
All compensation and unvested benefits payable under the New Employment Agreement terminate on the date of the termination of Ms. Trompeter’s employment, unless Ms. Trompeter’s employment was terminated by us without cause or by Ms. Trompeter for good reason, each as defined in the New Employment Agreement, or as a result of a material breach by us of any of our obligations under the New Employment Agreement or any other agreement to which the Company and Ms. Trompeter are parties, in which case Ms. Trompeter was entitled to (i) continued payment of her base salary at the rate and schedule then in effect for a period of 18 months after the date of termination; and (ii) continued Benefits for 12 months after the date of termination, with an additional month of Benefits to be added for every completed year of service as Chief Executive Officer or if no Company health insurance plan exists, continuation of reimbursement of Ms. Trompeter’s costs for the aforementioned benefit for a period of 12 months, subject to a maximum reimbursement to Ms. Trompeter of $25,000.
Under the New Employment Agreement, upon Ms. Trompeter’s passing she received no payments other than accrued and unpaid wages and bonuses, vacation pay, vested equity awards and RSUs, and any other amounts to which Ms. Trompeter may be entitled under the New Employment Agreement to the effective date of termination, including a pro-rated portion of Ms. Trompeter’s target bonus for the current year of service calculated to the date of Ms. Trompeter’s passing. In addition, if any unvested RSUs or other equity grants would become vested within 30 days following Ms. Trompeter’s passing, such RSUs and other equity grants will be deemed vested as of the day immediately prior to Ms. Trompeter’s passing. All such amounts will be paid to Ms. Trompeter’s estate.
Under the New Employment Agreement, on January 15, 2024, Ms. Trompeter received 1,000,000 restricted stock units, valued at $1,930,000 based upon the common share price on the date of grant of $1.93, 25% of which vested on January 15, 2024, and the remaining which vested in equal quarterly installments. On March 3, 2025, 93,750 restricted stock units vested in accordance with Ms. Trompeter’s New Employment Agreement, and the remaining 281,250 restricted stock units were cancelled.
In March 2024, the Board approved a fiscal year 2023 annual bonus for Ms. Trompeter in the amount of $585,000.
In May 2024, the Board approved 210,000 restricted stock units for Ms. Trompeter valued at $248,850 based upon the common share price on the date of grant of $1.185. The restricted stock units vested on the date of grant.
In January 2025, the Board approved a fiscal year 2024 annual bonus for Ms. Trompeter in the amount of $635,000 and 1,059,783 restricted stock units, valued at $917,242 based upon the common share price on the date of grant of $0.8655. On March 3, 2025, 132,472 restricted stock units vested in accordance with Ms. Trompeter’s New Employment Agreement, and the remaining 927,311 restricted stock units were cancelled.
Kurt L. Kalbfleisch. In June 2022, we entered into an employment agreement with Mr. Kalbfleisch (the “Kalbfleisch Employment Agreement”). Pursuant to the Employment Agreement, Mr. Kalbfleisch continued to serve in his capacity as Chief Financial Officer. The Kalbfleisch Employment Agreement was effective June 20, 2022 and had an initial one-year term, which was automatically extended for an additional one-year period and automatically extended for additional one-year periods thereafter, unless terminated by either party within 90 days prior to the renewal date.
Under the Kalbfleisch Employment Agreement, we paid Mr. Kalbfleisch an annual base salary of $320,000. At the discretion of the Company’s Chief Executive Officer, Mr. Kalbfleisch was eligible to receive an annual bonus up to 75% of his base salary, payable in U.S. dollar or Bitcoin at the Chief Executive Officer’s discretion.
Mr. Kalbfleisch was also entitled to health insurance benefits and to participate in any employee benefit plans, life insurance plans, disability income plans, retirement plans, expense reimbursement plans and other benefit plans that we may from time to time have in effect for any of its executive management employees.

Upon the closing of a Change of Control of the Company (as defined in the Kalbfleisch Employment Agreement), Mr. Kalbfleisch would receive a percentage ranging from 0.1% to 0.7% of the consideration received by our common shareholders based upon the amount of the transaction. In addition, 50% of any unvested restricted stock units and 50% of any unvested stock options would immediately vest as of the day immediately prior to the change of control.
All compensation and unvested benefits payable under the Kalbfleisch Employment Agreement would terminate on the date of the termination of Mr. Kalbfleisch’s employment, unless Mr. Kalbfleisch’s employment is terminated by us without cause or by Mr. Kalbfleisch for good reason, each as defined in the Kalbfleisch Employment Agreement, or as a result of a material breach by us of any of our obligations under the Kalbfleisch Employment Agreement or any other agreement to which the Company and Mr. Kalbfleisch are parties, in which case Mr. Kalbfleisch would be entitled to (i) continued payment of his base salary at the rate and schedule then in effect for a period of six months after the date of termination, with an additional month of severance to be added for every completed year of service as Chief Financial Officer plus a pro-rated portion of his bonus; (ii) continued health and life insurance benefits for eight months after the date of termination; (iii) any unvested stock options and restricted stock units shall vest on the day immediately prior to the termination date; and (iv) if such termination, or expiration of the term of the Kalbfleisch Employment Agreement, occurs less than 60 days prior to a change of control, we will remain obligated to compensate Mr. Kalbfleisch for any other payments due under a change of control.
In February 2023, Mr. Kalbfleisch received 121,428 restricted stock units of the Company valued at $351,728 based upon the common share price of $2.90 on February 28, 2023, of which 20% of the shares vested on May 22, 2023 and 80% of the shares vested on December 1, 2023.
In March 2024, the Board approved a fiscal year 2023 annual bonus for Mr. Kalbfleisch in the amount of $180,000.
On March 27, 2024, we entered into a new employment agreement with Mr. Kalbfleisch (the “New Kalbfleisch Employment Agreement”), which replaces the Kalbfleisch Employment Agreement. Under the New Kalbfleisch Employment Agreement, we will pay Mr. Kalbfleisch an annual base salary of $320,000. At the discretion of our Chief Executive Officer, Mr. Kalbfleisch will be eligible to receive an annual discretionary bonus up to 75% of his base salary and additional restricted stock units based upon the achievement of certain performance and financial thresholds to be determined by our Chief Executive Officer and approved by the Board. Mr. Kalbfleisch is also entitled to health insurance benefits and to participate in any employee benefit plans, life insurance plans, disability income plans, retirement plans, expense reimbursement plans and other benefit plans that we may from time to time have in effect for any of our executive management employees.
All compensation and unvested benefits payable under the New Kalbfleisch Employment Agreement shall terminate on the date of the termination of Mr. Kalbfleisch’s employment, unless Mr. Kalbfleisch’s employment is terminated by us without cause or by Mr. Kalbfleisch for good reason, each as defined in the New Kalbfleisch Employment Agreement, or as a result of a material breach by us of any of our obligations under the New Kalbfleisch Employment Agreement or any other agreement to which the Company and Mr. Kalbfleisch are parties, in which case Mr. Kalbfleisch shall be entitled to (i) continued payment of his base salary at the rate and schedule then in effect for a period of 18 months after the date of termination; (ii) 50% of his target bonus for a period of 18 months; (iii) continued Benefits for eight months after the date of termination, with an additional month of Benefits to be added for every completed year of service as Chief Financial Officer or if no Company health insurance plan exists, continuation of reimbursement of Mr. Kalbfleisch’s costs for the Benefits for a period of eight months, subject to a maximum reimbursement to Mr. Kalbfleisch of $25,000; and (iv) the immediate vesting of any outstanding unvested stock options or stock awards.
Upon the occurrence of a Change of Control (as defined in the New Kalbfleisch Employment Agreement) that results in Mr. Kalbfleisch’s termination, Mr. Kalbfleisch shall help transition his duties for a three-month period following his termination date if requested by us.
Under the New Kalbfleisch Employment Agreement, on March 27, 2024, Mr. Kalbfleisch received 125,000 restricted stock units, valued at $170,000 based upon the common share price on the date of grant of $1.36, 25% of which vested on March 27, 2024, and the remaining which vest in equal quarterly installments beginning June 30, 2024 and ending January 31, 2026.
In May 2024, the Board approved 105,000 restricted stock units for Mr. Kalbfleisch valued at $124,425 based upon the common share price on the date of grant of $1.185. The restricted stock units vested on the date of grant.

During fiscal year 2024, the Board approved two discretionary bonuses for Mr. Kalbfleisch in the aggregate amount of $70,460.
In January 2025, the Board approved a fiscal year 2024 annual bonus for Mr. Kalbfleisch in the amount of $360,000 and 625,000 restricted stock units, with a fair value of $540,938 based upon the common share price on the date of grant of $0.8655. The RSU vests quarterly beginning March 31, 2025 and ending December 31,2026. The Board also approved a 5.0% salary increase for Mr. Kalbfleisch from $320,000 to $336,000 annually.
Timing of Option Awards
We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. We have no policy or practice regarding option grant timing because we do not grant, and have not in recent years granted, option awards to our NEOs. We do not time the disclosure of material nonpublic information to affect the value of executive compensation. During 2024, we did not grant any option awards to our NEOs.
Securities Authorized for Issuance Under Equity Compensation Plans
For more information on our equity compensation plans, see “Equity Compensation Plan Information” and “Summary Description of the 2025 Performance Incentive Plan” under the “2025 Performance Incentive Plan” proposal.
Insider Trading Policy
We have adopted and maintain an insider trading policy governing the purchase, sale, and other dispositions of Company securities that are applicable to the Company itself, all of our directors, officers and employees of the Company and all members of their immediate families and households. Our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. Our insider trading policy prohibits our directors, officers and employees from trading in Company securities while in possession of material, nonpublic information. Our insider trading policy also prohibits our directors, officers and employees from disclosing material, nonpublic information of the Company to others, unless such disclosure is made in accordance with the Company’s policies regarding the protection and external disclosure of information regarding the Company. In addition, directors, officers and certain other designated persons of the Company are required to obtain approval in advance of engaging in transactions in Company securities and comply with additional trading restrictions. This summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to our insider trading policy, a copy of which can be found as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Policy for Recovery of Erroneously Awarded Compensation
The Board adopted the Sphere 3D Corp. Executive Compensation Clawback Policy (the “Clawback Policy”) which adheres to the rules of the Securities and Exchange Commission and the Nasdaq listing standards. The Clawback Policy requires the Board/Compensation Committee to recoup certain incentive-based compensation granted or paid to current and former Section 16 officers of the Company (“Covered Officer(s)”) in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Under the Clawback Policy, unless an exception applies, the Board/Compensation Committee will require recoupment if it determines that incentive-based compensation received by a Covered Officer exceeds the amount of incentive-based compensation that otherwise would have been received, had it been calculated based on the restated amounts.

Pay Versus Performance
The following summarizes the relationship between our CEO, and our other NEOs’ total compensation paid, and our financial performance for the years shown in the table (in this discussion, our CEO is also referred to as our principal executive officer or “PEO”, and our NEOs other than our CEO are referred to as our “Non-PEO NEOs”):

	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEO(2)	Average Compensation Actually Paid to Non-PEO NEO(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Loss(5) (in thousands)
Year(1)
2024	$3,276,449	$2,464,284	$1,090,487	$971,305	$28	$(9,470)
2023	$1,422,327	$1,328,674	$713,376	$602,077	$172	$(23,330)
2022	$2,978,750	$1,612,310	$1,338,108	$1,049,437	$9	$(192,912)
_______________
(1)Patricia Trompeter was our CEO for each of the three fiscal years included in the table presented above. During the fiscal year ended December 31, 2024, our Non-PEO NEO was Kurt L. Kalbfleisch. During the fiscal years ended December 31, 2023 and 2022, our Non-PEO NEOs were Kurt L. Kalbfleisch and Joseph L. O’Daniel.
(2)See the Summary Compensation Table above for detail on the Summary Compensation Table total compensation for our CEO and our Non-PEO NEOs for each fiscal year covered in the table. The total compensation for our CEO and the average compensation for our Non-PEO NEOs for 2022 was calculated from the Summary Compensation Table as disclosed in our proxy statement filed with the Securities and Exchange Commission in calendar year 2023.
(3)Reflects “compensation actually paid” (“CAP”) to each of our NEOs (including for purposes of this table, former NEOs who are included in our Non-PEO NEO group for the applicable year).

	2024		2023		2022
	PEO ($)	Non-PEO NEO ($)	PEO ($)	Non-PEO NEO ($)	PEO ($)	Non-PEO NEO ($)
Reported Summary Compensation Table	3,276,449	1,090,487	1,422,327	713,376	2,978,750	1,338,108
Reported Grant Date Value of Equity Awards	(2,178,850)	(294,425)	(400,455)	(227,589)	(2,294,649)	(805,934)
Year-End Fair Value of Equity Awards Granted During the Year	354,075	55,324	—	—	198,383	52,611
Change in Fair Value as of the Year-End for Unvested Equity Awards Granted in Prior Years	(89,215)	(44,204)	95,969	24,693	—	—
Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	1,153,619	201,663	152,905	86,898	729,826	464,652
Change in Fair Value as of Vest Date for Equity Awards Granted in Prior Years that Vested in the Year	(51,794)	(37,540)	57,928	4,699	—	—
Compensation Actually Paid	2,464,284	971,305	1,328,674	602,077	1,612,310	1,049,437
(4)Total Shareholder Return (“TSR”) illustrates the value, as of the last day of the indicated fiscal year, of a hypothetical investment of $100 in the Company’s common shares on the last trading day of the year. TSR is calculated by dividing the sum of the cumulative amount of dividends for the fiscal year, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the fiscal year, by the Company’s common share price at the beginning of the measurement period.
(5)Represents the net loss reflected in our consolidated audited financial statements for the applicable year.

Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our TSR over the fiscal three-year period from January 1, 2022 through December 31, 2024.

CAP vs. TSR
$9
$172
$28
$1.6 M
$1.0 M
$1.3 M
$0.6 M
$2.5 M
$1.0 M
FY 2022
FY 2023
FY 2024
Compensation Actually Paid (PEO)
Compensation Actually Paid (NEO)
Sphere3D TSR

Compensation Actually Paid and Net Loss
The following chart sets forth the relationship between Compensation Actually Paid to our Current PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net loss over the fiscal three-year period from January 1, 2022 through December 31, 2024.

CAP vs. Net Loss
$(192.9)M
$(23.3)M
$(9.5)M
$1.6 M
$1.0 M
$1.3 M
$0.6 M
$2.5 M
$1.0 M
FY 2022
FY 2023
FY 2024
Compensation Actually Paid (PEO)
Compensation Actually Paid (NEO)
Sphere3D Net Loss

The graphical disclosers above reveal an increase to Compensation Actually Paid to both our PEO and Non-PEO NEOs from 2022 to 2024. The increase to Compensation Actually Paid was due to the following: i) the Company experienced a CEO transition during 2022 and ii) adopted a long-term incentive program as part of the Company’s overall executive compensation package offering to executives. In addition to the points above, the Company is an early-stage company, that has had limited revenue during the periods presented, and has incurred operating losses since inception. In more recent history, significant downward shifts in crypto pricing have also negatively impacted the Company’s bottom line. Consequently, we do not believe there is any meaningful relationship between our TSR and Compensation Actually Paid to our NEOs during the periods presented, nor any meaningful relationship between our net loss and Compensation Actually Paid to our NEOs during the periods presented.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of its common shares as of April 7, 2025 by (i) each shareholder known to the Company to beneficially own more than 5% of its common shares; (ii) each director; (iii) each executive officer named in the Summary Compensation Table above; and (iv) all current directors and executive officers of the Company as a group.
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote and subject to community property laws where applicable, to the Company’s knowledge, the persons named in the table below will have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Unless otherwise indicated, the address for each holder listed below is c/o Sphere 3D Corp., 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901.

Name	Number of Common Shares(1)	Beneficial Ownership(2)

Patricia Trompeter	[●]	[●]
Kurt L. Kalbfleisch	[●]	[●]
Timothy Hanley	[●]	[●]
Susan S. Harnett	[●]	[●]
Duncan McEwan	[●]	[●]
All current directors and executive officers as a group (4 persons)	[●]	[●]
____________________
* Less than 1%
(1)These amounts include common shares, which could be acquired upon exercise or vesting of outstanding convertible securities within 60 days.
(2)Based on [●] common shares outstanding as of April 7, 2025.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
As at the date hereof, no director, executive officer, senior officer, employee, proposed director or former director, executive officer, senior officer or employee of the Company or any of its subsidiaries or any associate of any of the foregoing persons is or has been, at any time since the beginning of the most recently completed financial year of the Company, indebted to the Company or its subsidiaries, nor at any time since the beginning of the most recently completed financial year of the Company has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
The Company has directors’ and officers’ liability insurance for the benefit of the directors and officers of the Company in the aggregate amount of $15.0 million for the year ended December 31, 2024, consisting of: (i) a primary ’ABC’ policy of $5.0 million, having a deductible/retention amount of nil for each Side A claim and $2.0 million for all other claims, for a total annual premium of $600,000; (ii) an excess ‘ABC’ policy of $5.0 million for a total annual premium of $400,000, and (iii) a dedicated Side A policy of $5.0 million for a total annual premium of $225,000.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Except as disclosed in this Proxy Statement, the directors of the Company are not aware of any material interest, direct or indirect, of any person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting. All directors and officers may be awarded incentive compensation under the Company’s equity incentive plans in accordance with the terms of those plans.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as described below or otherwise disclosed in this Proxy Statement, neither the Company, nor any director or officer of the Company, nor any shareholder beneficially owning or exercising control over 10% or more of the voting securities, nor any associate or affiliate of any one of them, has or has had, at any time since the commencement of the Company’s last completed financial year, any material interest, direct or indirect, in any transaction or proposed transaction that has materially affected or would materially affect the Company or any of its subsidiaries.
OTHER MATTERS TO BE ACTED UPON
There are no other matters to be considered at the Meeting which are known to the directors or executive officers of the Company at this time. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Proxy Statement to vote the same in accordance with their best judgment of such matters exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Meeting, and other matters which may properly come before the Meeting or any adjournment thereof.
ADDITIONAL INFORMATION
Additional information relating to the Company may be found on SEDAR at www.sedar.com, EDGAR at www.sec.gov and, you may refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 28, 2025 and available on-line with the other proxy related materials or accompanies this Proxy Statement, if requested.
Any material change report (except confidential material change reports) filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com from the date of this Proxy Statement until the date of the Meeting is also incorporated by reference herein.
You may obtain copies, without charge, of documents incorporated by reference in this Proxy Statement, by requesting them in writing at 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901.
Approval by the Board of Directors
The Board has approved the content and delivery of this Proxy Statement.
DATED as of the [●] day of April 2025.
BY ORDER OF THE BOARD

Duncan McEwan
Chairman of the Board

APPENDIX A
****************
SPHERE 3D CORP.
2025 PERFORMANCE INCENTIVE PLAN
1.PURPOSE OF PLAN
The purpose of this Sphere 3D Corp. 2025 Performance Incentive Plan (this “Plan”) of Sphere 3D Corp., a corporation incorporated under the laws of the Province of Ontario (the “Corporation”), is to promote the success of the Corporation and to increase shareholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.
2.ELIGIBILITY
The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, the Corporation’s ability to rely on all necessary prospectus and other exemptions under Canadian securities legislation in a manner satisfactory to the Corporation, in its sole discretion, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, subject to any applicable laws that may require a different interpretation, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.
3.PLAN ADMINISTRATION
3.1    The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board (of which not less than two (2) of the then members of the Board who are Non-Employee Directors within the meaning of SEC Rule 16b-3(b)(3) of the Company) or one or more committees appointed by the Board or another committee (within its delegated authority and in the manner and on the terms authorized by the Board) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted, to the extent permitted by applicable laws. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards; provided, however, no such delegation of authority shall be permitted with respect to awards involving “insiders” within the meaning of Section 16 of the Exchange Act. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.
3.2Powers of the Administrator. Subject to the express provisions of this Plan and applicable laws, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s) and in the manner and on the terms authorized by the Board), including, without limitation, the authority to:
(a)    determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;
(b)    grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, determine the extent (if any) to which any applicable exercise and vesting requirements have been satisfied, and establish the events of termination or reversion of such awards;
(c)    approve the forms of award agreements (which need not be identical either as to type of award or among participants);
(d)    construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, make any and all determinations necessary under this Plan and any such agreements, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;
(e)    cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;
(f)    accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;
(g)    adjust the number of Common Shares subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);
(h)    determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);
(i)    determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;
(j)    acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

(k)    determine the fair market value of the Common Shares or awards under this Plan from time to time and/or the manner in which such value will be determined.
Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by shareholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.
3.3Binding Determinations. Any determination or other action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan (or any award made under this Plan) and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, nor the Corporation or any of its Subsidiaries, shall be liable for any damages of a participant should an option intended as an ISO (as defined below) fail to actually meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to ISOs, should any other award(s) fail to qualify for any intended tax treatment, should any award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or otherwise for any tax or other liability imposed on a participant with respect to an award.
3.4Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. To the fullest extent permitted by law, no director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.
3.5Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.
4.COMMON SHARES SUBJECT TO THE PLAN; SHARE LIMITS
4.1Shares Available. Subject to the provisions of Section 7.1, the shares that may be delivered under this Plan shall be the Corporation’s authorized but unissued Common Shares. For purposes of this Plan, “Common Shares” shall mean the common shares of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.
4.2Share Limits. The maximum number of Common Shares that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:
(1)    [●] Common Shares, plus
(2)    the number of any Common Shares available for grant under the Corporation’s 2015 Performance Incentive Plan, as amended (the “2015 Plan”) on May 14, 2025.

(3)    the number of any Common Shares subject to stock options or restricted stock units granted under the 2015 Plan and outstanding on May 14, 2025 which expire, or for any reason are cancelled or terminated, after that date without being exercised or settled, as applicable.
In addition, the Share Limit will automatically increase on the first trading day in January of each calendar year thereafter during the term of the 2025 Plan (commencing with January 2026) by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year, or (ii) such number of common shares as may be established by the Board.
The maximum number of Common Shares that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is the aggregate number of shares authorized for issuance pursuant to Section 4.2(1) and 4.2(2).
Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.
4.3Awards Settled in Cash, Reissue of Awards and Shares. Except as provided in the next sentence, shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award granted under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award granted under this Plan, shall be available for subsequent awards under this Plan. To the extent that an award granted under this Plan is settled in cash or a form other than Common Shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that Common Shares are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that Common Shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards.
4.4Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of Common Shares sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.
5.AWARDS
5.1Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are (subject, in each case, to the no repricing provisions of Section 3.2):

5.1.1    Stock Options. A stock option is the grant of a right to purchase a specified number of Common Shares during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). Special provisions shall apply to ISOs granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent corporation of any Subsidiary of the Corporation, within the meaning of Section 424(e) and (f) of the Code (a “10% Shareholder”). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a Common Share on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.
5.1.2    Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Shares subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which Common Shares are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any 10% Shareholder unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.
5.1.3    Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Shares, equal to the excess of the fair market value of a specified number of Common Shares on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a Common Share on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

5.1.4    Other Awards; Dividend Equivalent Rights. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price (or no price) or fixed or variable ratio related to the Common Shares, and any of which may (but need not) be fully vested at grant or vest upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Shares and/or returns thereon; or (c) cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted in connection with a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the unvested portion of a restricted stock award that is subject to performance-based vesting requirements or the unvested portion of a stock unit award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.
5.2[Reserved].
5.3Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.
5.4Deferrals and Settlements. Payment of awards may be in the form of cash, Common Shares, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.
5.5Consideration for Common Shares or Awards. The purchase price for any award granted under this Plan or the Common Shares to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:
◦services rendered by the recipient of such award;
◦cash, check payable to the order of the Corporation, or electronic funds transfer;
◦notice and third party payment in such manner as may be authorized by the Administrator;
◦the delivery of previously owned Common Shares;
◦by a reduction in the number of shares otherwise deliverable pursuant to the award; or
◦subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable law. Common Shares used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation. Common Shares delivered pursuant to Awards granted under this Plan, when the applicable consideration therefor shall have been received by the Corporation, shall be duly issued as fully paid and non-assessable.
5.6Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a Common Share on the NASDAQ Stock Market (the “Market”) for the date in question or, if no sales of Common Shares were reported on the Market on that date, the closing price (in regular trading) for a Common Share on the Market for the next preceding day on which sales of Common Shares were reported on the Market. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a Common Share on the Market on the last trading day preceding the date in question or the average of the high and low trading prices of a Common Share on the Market for the date in question or the most recent trading day. If the Common Shares are no longer listed or are no longer actively traded on the Market as of the applicable date, the fair market value of the Common Shares shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).
5.7Transfer Restrictions.
5.7.1    Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.
5.7.2    Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal, provincial and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).
5.7.3    Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:
(a)    transfers to the Corporation (for example, in connection with the expiration or termination of the award),

(b)    the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary or if such designation cannot be validly made, transfers by will or the laws of descent and distribution,
(c)    subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,
(d)    if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or
(e)    the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.
5.8International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator. The awards so granted need not comply with other specific terms of this Plan, provided that shareholder approval of any deviation from the specific terms of this Plan is not required by applicable law or any applicable listing agency.
6.EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS
6.1General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.
6.2Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, or except as otherwise required by applicable law, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.
6.3Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7.ADJUSTMENTS; ACCELERATION
7.1Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, amalgamation, combination, consolidation, conversion or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Shares; or any exchange of Common Shares or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Shares; then the Administrator shall equitably and proportionately adjust (1) the number and type of Common Shares (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of Common Shares (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.
Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.
It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable Canadian and U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, and Section 409A of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.
Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.
7.2Corporate Transactions - Assumption and Termination of Awards. Upon the occurrence of any of the following: any recapitalization, merger, amalgamation, combination, consolidation, conversion or other reorganization in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); any exchange of Common Shares or other securities of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); a sale of all or substantially all the business, stock or assets of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); then the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Shares upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).
Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.
The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.
In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.
Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.
7.3Other Acceleration Rules. The Administrator may override the provisions of Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.
8.OTHER PROVISIONS
8.1    Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of Common Shares, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal, provincial, state, local and foreign laws, rules and regulations (including but not limited to provincial, state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
8.2    No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3    No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.
8.4    Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Common Shares, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
8.5    Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of Common Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, arrangements satisfactory to the Corporation shall be made to provide for any taxes the Corporation or any of its Subsidiaries may be required to withhold with respect to such award event or payment. Such arrangements may include (but are not limited to) any one of (or a combination of) the following:
(a)    The Corporation or one of its Subsidiaries shall have the right to require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.
(b)    The Corporation or one of its Subsidiaries shall have the right to deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.
(c)    In any case where a tax is required to be withheld in connection with the delivery of Common Shares under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6    Effective Date, Termination and Suspension, Amendments.
8.6.1    Effective Date. This Plan is effective as of March 24, 2025, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to shareholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
8.6.2    Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
8.6.3    Shareholder Approval. To the extent then required by applicable law or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.
8.6.4    Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.
8.6.5    Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6. Notwithstanding anything herein to the contrary, the Administrator may amend the Plan, without the consent of any participant, in any way it deems appropriate to satisfy Section 409A of the Code and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain awards to not be subject to Section 409A of the Code.
8.7    Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any Common Shares not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.
8.8    Governing Law; Construction; Severability; Section 409A.
8.8.1    Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of California and the federal laws of the United States of America applicable thereto without recourse to their conflict of laws rules.
8.8.2    Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3    Section 409A. This Plan and all awards hereunder are intended to comply with the requirements of Section 409A of the Code and any regulations or other authority promulgated thereunder. Notwithstanding any provision of the Plan or any award agreement to the contrary, the Administrator reserves the right (without the consent of any participant and without any obligation to do so or to indemnify any participant or the beneficiaries of any participant for any failure to do so) to amend this Plan and/or any award agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Section 409A of the Code after the date hereof without violating Section 409A of the Code. In the event that any payment or benefit made hereunder would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Section 409A of the Code and, at the time of a participant’s “separation from service”, such participant is a “specified employee” within the meaning of Section 409A of the Code, then any such payments or benefits shall be delayed until the six-month anniversary of the date of such participant’s “separation from service”. Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Section 409A of the Code.
8.9    Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
8.10    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Shares in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired Corporation (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.
8.11    Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.
8.12    No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof, as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13    Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.
8.14    Clawback Policy. The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any Common Shares or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

SPHERE 3D CORP.
2025 PERFORMANCE INCENTIVE PLAN
Canadian Residents Addendum
Section 1 Application
This addendum applies to a Participant who is a resident of Canada under the Income Tax Act (Canada) or an applicable tax treaty to which Canada is a party (hereinafter referred to as a “Canadian Participant”).
Section 2 Stock Options
Stock Options granted to Canadian Participants shall not be settled in cash unless at the request of the Canadian Participant, which request the Corporation may in its sole and entire discretion grant or deny. Stock Options granted to Canadian Participants shall not be settled with Shares other than Shares issued from treasury.
Section 3 Restricted Stock and Incentive Stock Options
Restricted Stock, Incentive Stock Options and awards that are subject to forfeiture (other than restricted stock units and stock options that are subject to vesting requirements) shall not be granted to Canadian Participants.
Section 4 Stock Appreciation Rights
Stock Appreciation Rights granted to Canadian Participants shall be exercised and settled immediately upon vesting.
Section 5 Restricted Stock Units
Restricted Stock Units, stock bonuses, stock units, phantom stock and similar rights or awards granted to Canadian Participants shall vest and be payable no later than December 31 of the third year following the year in which the award was granted.
Section 6 Tendering of Shares
The tendering of shares by a Canadian Participant to satisfy the Canadian Participant’s federal, provincial or other taxes as required by law to be withheld with respect to such awards, or to satisfy the exercise price of an award, shall not be available to Canadian Participants.
Section 7 Designation of beneficiary
A designation of beneficiary shall not be available to a Canadian Participant who is a resident in the Province of Quebec. Upon the death of a Canadian Participant who was a resident in the Province of Quebec immediately before the Canadian Participant’s death, any and all distribution of shares and/or cash payable pursuant to the terms of the Plan and any exercise of an award shall solely be made by or to the administrator, executor or liquidator of the Canadian Participant’s estate. A designation of Beneficiary by a Canadian Participant, residing in a Province other than the Province of Quebec or in a territory in Canada, pursuant to the Plan shall be subject to the requirements of the province or territory of domicile of such Canadian Participant.
Section 8 Miscellaneous
The following shall be inserted in any award to be completed by a Canadian Participant who is a resident in the Province of Quebec: “The parties hereto have agreed that this Subscription Agreement and the Plan be drafted in English. Les parties aux présentes ont convenu que le présent document et les règles du régime soient rédigés en anglais.”

SPHERE 3D CORP.
(the "**Company**")

Annual and Special Meeting
May 29, 2025 at 11:30 A.M. ET
Virtual Meeting by TSX Trust
(the "**Meeting**")

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees indicated on the reverse to vote on your behalf, they must also vote in accordance with your instructions or, if no instructions are given, in accordance with the Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in their discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **The securityholder has a right to appoint a person or company to represent the securityholder at the Meeting other than the person or company designated in the form of proxy.** Such right may be exercised by inserting, on the reverse of this form, in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a securityholder of the Company.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the securityholders of the Company.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and must be received by *TSX Trust Company* before the ***Filing Deadline for Proxy***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chair of the Meeting in their discretion, and the Chair is under no obligation to accept or reject any particular late proxy.
8. If the holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Electronic Delivery
If you are a registered securityholder and wish to enroll for electronic delivery for future issuer communications including meeting related materials, financial statements, DRS, etc., where applicable, you may do so:

1) After you vote online at www.voteproxyonline.com using your control number.
2) Through TSX Trust's online portal, Investor Insite. You may log in or enroll at https://www.tsxtrust.com/investor-login

For details go to www.tsxtrust.com/consent-to-electronic-delivery

VOTING METHOD	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number
FACSIMILE	416-595-9593
MAIL or HAND DELIVERY	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

Investor inSite
TSX Trust Company offers at no cost to holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable holder forms and Frequently Asked Questions.

To register, please visit: https://www.tsxtrust.com/t/investor-hub/forms/investor-insite-registration and complete the registration form

For assistance, please contact TSX TRUST INVESTOR SERVICES.

Mail: 301 - 100 Adelaide Street West Toronto, ON, M5H 4H1

Tel: 1-866-600-5869

Email: tsxtis@tmx.com

TMX TSX TRUST

FORM OF PROXY ("PROXY")

SPHERE 3D CORP.
(the **"Company"**)

Annual and Special Meeting
May 29, 2025 at 11:30 A.M. ET
Virtual Meeting by TSX Trust

CONTROL NUMBER:

SECURITY CLASS: COMMON SHARES | **RECORD DATE: April 7, 2025** | **FILING DEADLINE FOR PROXY: May 27, 2025 at 11:30 A.M. ET**

APPOINTEES

The undersigned hereby appoints **Duncan McEwan - Chair** of the Company, whom failing **Kurt Kalbfleisch - Acting CEO and CFO** of the Company, (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS - VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	**FOR**	**WITHHOLD**
a) Timothy Hanley	☐	☐
b) Susan S. Harnett	☐	☐
c) Duncan McEwan	☐	☐
2. Appointment of Auditor	**FOR**	**WITHHOLD**
Appointment of **MaloneBailey LLP** as Auditor of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐
3. Approval of 2025 Performance Incentive Plan	**FOR**	**AGAINST**
To approve the 2025 Performance Incentive Plan (the "Incentive Plan Proposal").	☐	☐
4. The Consolidation Resolution	**FOR**	**AGAINST**
To amend the Articles of the Company to potentially consolidate the Company's common shares on a one (1) new common share for up to ten (10) old common shares basis to become effective at an exact ratio and a date to be determined by the board of directors ("the Consolidation Proposal").	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME	*Signature of registered owner(s)*	*Date (MM/DD/YYYY)*